UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21036

Name of Fund: BlackRock Municipal Bond Trust (BBK)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

ANNUAL REPORT

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2013

Municipal Market Conditions

In the earlier months of the period, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May and municipal bond funds saw strong outflows in the last four months of the period, resulting in net outflows of approximately $18 billion for the 12-month period as a whole (based on data from the Investment Company Institute). Signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through period end. However, from a historical perspective, total new issuance for the 12 months ended August 31, 2013 remained relatively strong at $348 billion (down modestly from the $379 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 41% year-over-year.

S&P Municipal Bond Index
Total Returns as of August 31, 2013
6 months : (5.99)%
12 months : (3.74)%

A Closer Look at Yields

From August 31, 2012 to August 31, 2013, municipal yields increased by 156 basis points (“bps”) from 2.89% to 4.45% on AAA-rated 30-year municipal bonds, while increasing 120 bps from 1.74% to 2.94% on 10-year bonds and rising another 83 bps from 0.69% to 1.52% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 142 bps and the spread between 2- and 10-year maturities widened by 106 bps.

During the same time period, US Treasury rates rose by 103 bps on 30-year and 124 bps on 10-year bonds, while moving up 105 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, moderate outperformance versus Treasuries was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. As higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares and borrowings discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of August 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BIE	42%
BBK	39%
BAF	39%
BYM	42%
BLE	42%
MFL	42%
MVF	40%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	5

Trust Summary as of August 31, 2013	BlackRock Municipal Bond Investment Trust

Trust Overview

BlackRock Municipal Bond Investment Trust’s (BIE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (16.10)% based on market price and (10.35)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the utilities, transportation and education sectors. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($13.14)[1]	6.94%
Tax Equivalent Yield[2]	12.26%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of August 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Municipal Bond Investment Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$13.14	$16.61	(20.89)%	$17.99	$12.62
Net Asset Value	$14.27	$16.88	(15.46)%	$17.70	$14.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	22%	19%
Transportation	21	18
Utilities	17	16
Health	15	17
Education	10	12
State	8	12
Housing	5	4
Tobacco	1	1
Corporate	1	1

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	10%	15%
AA/Aa	60	60
A	26	20
BBB/Baa	4	5

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	—
2014	—
2015	—
2016	2%
2017	1

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	7

Trust Summary as of August 31, 2013	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (15.78)% based on market price and (9.52)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration posture (sensitivity to interest rate movements) detracted from performance as rates increased over the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened; that is, rates on longer-dated bonds rose more than rates on shorter-dated bonds. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance.

•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($13.49)[1]	6.98%
Tax Equivalent Yield[2]	12.33%
Current Monthly Distribution per Common Share[3]	$0.0785
Current Annualized Distribution per Common Share[3]	$0.9420
Economic Leverage as of August 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$13.49	$17.16	(21.39)%	$18.74	$13.11
Net Asset Value	$14.18	$16.79	(15.54)%	$17.62	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Health	24%	25%
Transportation	14	13
County/City/Special District/School District	13	13
Utilities	13	8
State	12	14
Education	10	11
Corporate	7	5
Housing	6	8
Tobacco	1	3

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	7%	9%
AA/Aa	37	35
A	33	26
BBB/Baa	11	18
BB/Ba	5	4
B	1	2
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $4,866,578, representing 2%, and $3,199,110, representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	8%
2014	6
2015	2
2016	3
2017	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	9

Trust Summary as of August 31, 2013	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (16.68)% based on market price and (11.69)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the health, utilities, transportation and education sectors. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.82)[1]	6.41%
Tax Equivalent Yield[2]	11.33%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of August 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.82	$16.24	(21.06)%	$17.49	$12.29
Net Asset Value	$13.83	$16.53	(16.33)%	$17.35	$13.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	28%	29%
Transportation	24	19
Utilities	20	20
Health	12	12
State	7	8
Education	7	10
Tobacco	1	1
Housing	1	1

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	5%	11%
AA/Aa	74	74
A	21	14
BBB/Baa	—	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	—
2014	—
2015	—
2016	1%
2017	1

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	11

Trust Summary as of August 31, 2013	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in municipal bonds exempt from federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (19.96)% based on market price and (11.13)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Trust’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results as interest rates increased during the period.

[1]

Comparison to the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category is one method of evaluating the investment performance of the Trust. There are other methods of evaluating the Trust’s investment performance. The Board of Trustees may consider and give weight to such other methods when evaluating the investment performance of the Trust and the services provided to the Trust by the Manager.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.59)[1]	7.43%
Tax Equivalent Yield[2]	13.13%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Economic Leverage as of August 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.59	$16.73	(24.75)%	$17.79	$12.18
Net Asset Value	$13.46	$16.11	(16.45)%	$16.64	$13.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	29%	19%
Transportation	21	21
Utilities	20	19
State	13	17
Health	8	9
Education	6	6
Tobacco	2	5
Corporate	1	3
Housing	—	1

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	20%	17%
AA/Aa	54	55
A	24	19
BBB/Baa	2	7
B	—	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $8,360,761, representing 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	4%
2014	7
2015	6
2016	5
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	13

Trust Summary as of August 31, 2013	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (15.75)% based on market price and (11.60)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s credit exposure had a negative impact on results as spreads widened during the period, especially in the low investment grade and non-investment grade quality categories. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.

•

Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. Exposure to short-dated bonds helped returns as investors fled longer-term investments in favor of shorter-duration instruments. Additionally, the Trust’s interest rate hedge positions were modestly successful in terms of mitigating the impact of rising rates during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($13.20)[1]	7.73%
Tax Equivalent Yield[2]	13.66%
Current Monthly Distribution per Common Share[3]	$0.085
Current Annualized Distribution per Common Share[3]	$1.020
Economic Leverage as of August 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$13.20	$16.74	(21.15)%	$17.61	$13.02
Net Asset Value	$13.32	$16.10	(17.27)%	$16.78	$13.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Transportation	21%	17%
Utilities	18	15
Health	16	18
State	12	16
County/City/Special District/School District	11	11
Education	9	9
Corporate	6	7
Tobacco	4	4
Housing	3	3

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	10%	13%
AA/Aa	36	36
A	31	25
BBB/Baa	13	17
BB/Ba	3	2
B	1	1
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $10,339,771 and $12,361,560, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	1
2015	4
2016	5
2017	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	15

Trust Summary as of August 31, 2013	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (17.11)% based on market price and (11.70)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the utilities, transportation and education sectors. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2013 ($12.59)[1]	6.81%
Tax Equivalent Yield[2]	12.03%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of August 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	AUGUST 31, 2013

BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.59	$16.13	(21.95)%	$17.20	$11.82
Net Asset Value	$13.27	$15.96	(16.85)%	$16.77	$13.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Transportation	28%	21%
Utilities	21	18
County/City/Special District/School District	17	16
Health	11	14
State	10	16
Education	9	11
Housing	2	3
Tobacco	2	1

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	4%	14%
AA/Aa	70	66
A	25	18
BBB/Baa	1	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $4,206,588, representing less than 1%, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	1%
2014	—
2015	—
2016	1
2017	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	17

Trust Summary as of August 31, 2013	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long term municipal obligations rated investment grade at the time of investment and invests primarily in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

Effective July 1, 2013, the Trust may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (15.45)% based on market price and (8.39)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (15.86)% based on market price and (9.43)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2013 ($8.91)[1]	7.95%
Tax Equivalent Yield[2]	14.05%
Current Monthly Distribution per Common Share[3]	$0.059
Current Annualized Distribution per Common Share[3]	$0.708
Economic Leverage as of August 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	AUGUST 31, 2013

BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$8.91	$11.28	(21.01)%	$12.29	$8.64
Net Asset Value	$9.14	$10.68	(14.42)%	$11.06	$9.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Health	22%	28%
Transportation	20	17
County/City/Special District/School District	14	8
Utilities	11	6
Corporate	9	10
Education	9	10
State	7	6
Housing	6	9
Tobacco	2	6
Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	11%	12%
AA/Aa	48	46
A	27	25
BBB/Baa	11	12
BB/Ba	—	2
B	1	—
Not Rated[2]	2	3

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $18,941,672, representing 2%, and $30,422,382, representing 3%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	6
2015	1
2016	6
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	19

Schedule of Investments August 31, 2013	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$150	$145,531
Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	145	141,948

		287,479
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	180	120,179
California — 14.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	700	728,924
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	127,999
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	410	434,883
Los Angeles County Public Works Financing Authority, LRB, Multiple Capital Projects II, 5.00%, 8/01/42	725	690,911
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,660	1,699,458
Sacramento California Municipal Utility District, RB, Series A, 5.00%, 8/15/37	415	416,282
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	898,561
State of California, GO, Various Purposes, 6.00%, 3/01/33	685	771,105
University of California, Refunding RB, Series J, 5.25%, 5/15/38	950	960,725

		6,728,848
Colorado — 2.9%
City & County of Denver Colorado Airport System, ARB, Subordinate System, Series B, 5.25%, 11/15/32	750	757,620
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	580	614,127

		1,371,747
Municipal Bonds	Par (000)	Value
Florida — 4.9%
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	$570	$553,858
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	740	774,181
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	175	178,370
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	500	499,285
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32 (a)	305	314,845

		2,320,539
Georgia — 1.4%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	555	645,382
Illinois — 13.0%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	165	165,643
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	205	207,747
City of Chicago Illinois Board of Education, GO, Series A (AGM), 5.50%, 12/01/39	500	487,085
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	1,590	1,835,750
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project, 5.00%, 11/01/42	400	379,412
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	750	789,675
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Healthcare, 5.00%, 8/15/37	115	114,838
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,095,080
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	365	398,627
6.00%, 6/01/28	105	112,928
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	500	481,845
5.50%, 7/01/38	110	103,883

		6,172,513

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guarantee Corp.	HRB	Housing Revenue Bonds
	AGM	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Board
	AMT	Alternative Minimum Tax (subject to)	IDRB	Industrial Development Revenue Bonds
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	MRB	Mortgage Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	EDC	Economic Development Corp.	RB	Revenue Bonds
	ERB	Education revenue Bonds	PSF-GTD	Permanent School Fund Guaranteed
	GARB	General Airport Revenue Bonds	Q-SBLF	Qualified School Bond Loan Fund
	GO	General Obligation Bonds	S/F	Single Family
	HDA	Housing Development Authority	VRDN	Variable Rate Demand Notes
	HFA	Housing Finance Agency	Syncora	Syncora Guarantee

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 2.8%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	$1,190	$1,323,804
Kansas — 2.0%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	900	953,712
Kentucky — 2.6%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	350	360,990
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	902,784

		1,263,774
Louisiana — 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	380	394,482
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	295	306,608
5.50%, 5/15/29	315	324,129

		1,025,219
Maine — 1.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	675	790,398
Massachusetts — 0.8%
Massachusetts Development Finance Agency, Refunding RB, Trustees of Deerfield Academy, 5.00%, 10/01/40	375	389,017
Michigan — 3.6%
Lansing Board of Water & Light, RB, Utilities System, Series A, 5.50%, 7/01/41	485	507,242
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	557,925
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group, Series V, 8.25%, 9/01/39	530	632,984

		1,698,151
Mississippi — 2.7%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	315	371,543
Mississippi Development Bank, Refunding RB, Special Obligation, Jackson Public School District Project, Series A, 5.00%, 4/01/28	645	647,412
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project:
5.00%, 3/01/33	110	111,915
5.00%, 3/01/38	150	150,225

		1,281,095
Missouri — 0.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28	120	125,176
Multi-State — 6.7%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/52 (b)(c)	3,000	3,193,650
Municipal Bonds	Par (000)	Value
Nevada — 4.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	$1,000	$1,071,280
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	1,000	1,064,500

		2,135,780
New Jersey — 7.3%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	792,510
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	610	625,988
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	225	233,431
Transportation System, Series A, 5.88%, 12/15/38	695	763,645
Transportation System, Series A, 5.50%, 6/15/41	500	515,280
Rutgers The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	330	341,491
Series L, 5.00%, 5/01/32	205	212,138

		3,484,483
New York — 1.0%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	145	148,988
New York Liberty Development Corp., Refunding RB, 2nd Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	325	342,410

		491,398
Ohio — 3.5%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.25%, 6/01/38	840	834,171
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	75	73,058
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	250	259,815
5.25%, 2/15/31 (a)	500	517,320

		1,684,364
Pennsylvania — 6.8%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	300	320,865
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.63%, 12/01/31	750	774,015
Sub-Series A, 6.00%, 12/01/41	1,500	1,604,520
Sub-Series C (AGC), 6.25%, 6/01/38	500	555,510

		3,254,910
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	270	233,148
South Carolina — 0.9%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County Schools, 5.00%, 12/01/29	410	428,376
Texas — 11.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	890	876,979

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	21

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	$395	$413,348
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	470	520,323
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	500	522,020
North Texas Tollway Authority, Refunding RB, System, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	250	261,165
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38 (a)	180	184,062
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	1,020	1,107,720
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	500	531,905
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	1,000	987,830

		5,405,352
Virginia — 1.9%
Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	145	147,562
Norfolk EDA, Refunding RB, Sentara Healthcare, Series B, 5.00%, 11/01/36	500	497,925
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (d)	200	249,816

		895,303
Washington — 3.1%
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series A, 5.00%, 8/01/32	1,000	999,960
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	480	458,755

		1,458,715
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	890	898,526
Total Municipal Bonds — 105.1%		50,061,038

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 20.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,005	1,048,848
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	1,300	1,309,776
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (f)	1,410	1,467,126
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,079	2,372,741
Los Angeles Unified School District California, GO, Election of 2004, Series I, 5.00%, 1/01/34	200	201,294
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	2,234	2,342,080
University of California, RB, Series O, 5.75%, 5/15/34	810	908,499
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (concluded)
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	$250	$250,346

		9,900,710
District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	735	815,272
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	899	925,868

		1,741,140
Illinois — 7.9%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,638,330
Illinois State Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,109,773

		3,748,103
Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	790	803,675
Nevada — 3.5%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	1,500	1,686,375
New Hampshire — 1.3%
New Jersey Transportation Trust Fund Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	585	614,429
New Jersey — 3.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM, AMBAC), 5.00%, 12/15/32	1,000	1,017,000
Series B, 5.25%, 6/15/36 (f)	840	854,087

		1,871,087
New York — 14.3%
New York City Municipal Water Finance Authority, RB, Water & Sewer System:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	990	1,051,769
Fiscal 2009, Series A, 5.75%, 6/15/40	750	826,304
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/45	1,000	998,027
New York City Transitional Finance Authority Building Aid, BARB, Series B-3, 5.25%, 1/15/39	1,000	1,017,939
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1 World Trade Center Project, 5.25%, 12/15/43	1,170	1,190,328
New York Liberty Development Corp., Refunding RB, Liberty, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	680	713,932
New York State Dormitory Authority, RB, Personal Income Tax, Series B, 5.25%, 3/15/38	1,000	1,030,960

		6,829,259
Texas — 5.6%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (f)	1,050	1,148,090
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,539,596

		2,687,686

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$460	$480,912
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 63.7%		30,363,376
Total Long-Term Investments (Cost — $78,413,787) — 168.8%		80,424,414

Short-Term Securities
Municipal Bond — 1.0%
California Pollution Control Financing Authority, RB, VRDN, Air Products & Chemicals, Inc., Series B, 0.06%, 9/03/13 (g)	500	500,000
Short-Term Securities	Shares	Value
Money Market Funds — 2.9%
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	1,380,043	$1,380,043
Total Short-Term Securities (Cost — $1,880,043) — 3.9%		1,880,043
Total Investments (Cost — $80,293,830) — 172.7%		82,304,457
Liabilities in Excess of Other Assets — (0.1%)		(96,494)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.2%)		(16,761,185)
VRDP Shares, at Liquidation Value — (37.4%)		(17,800,000)

Net Assets Applicable to Common Shares — 100.0%		$47,646,778

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$184,062	$14
Merrill Lynch, Pierce, Fenner & Smith Inc.	$517,320	$(2,545)
Raymond James Financial, Inc.	$314,845	$(1,668)

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,097,449.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	159,677	1,220,366	1,380,043	$243

(i)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	23

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$80,424,414	—	$80,424,414
Short-Term Securities	$1,380,043	500,000	—	1,880,043

Total	$1,380,043	$80,924,414	—	$82,304,457

[1]   See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(16,755,823)	—	$(16,755,823)
VRDP Shares	—	(17,800,000)	—	(17,800,000)

Total	—	$(34,555,823)	—	$(34,555,823)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital, (AGC):
6.00%, 6/01/34	$1,150	$1,276,753
6.00%, 6/01/39	450	500,045
City of Birmingham Alabama Waterworks Board, RB, Water System, 4.75%, 1/01/36	2,100	2,005,227
City of Hoover Alabama Board of Education, Special Tax, Refunding, Capital Outlay Warrants, 4.25%, 2/15/40	2,750	2,494,057

		6,276,082
Arizona — 8.8%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	200	219,284
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	2,200	1,945,086
County of Pima Arizona IDA, Refunding IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	900	916,128
Pinal County Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	3,601,462
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,402,980
5.00%, 12/01/37	2,065	1,886,192
San Luis Facility Development Corp., RB, Senior Lien Project, Regional Detention Center Project:
6.25%, 5/01/15	125	121,439
7.00%, 5/01/20	300	271,011
7.25%, 5/01/27	600	478,350
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/29	750	767,340
University Medical Center Corp., RB, 6.50%, 7/01/39	500	529,480
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	900	913,383

		13,052,135
California — 20.6%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 12.12%, 6/01/55 (a)	4,500	33,075
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	1,900	2,050,803
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,285	2,165,083
Carlsbad California Unified School District, GO, Election of 2006, Series B, 5.90%, 5/01/34 (b)	1,000	734,350
City of Manteca California, Refunding RB, Sewer System, 4.00%, 12/01/33	3,395	2,977,347
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	2,000	2,047,660
Dinuba California Unified School District, GO, Election of 2006, (AGM):
5.63%, 8/01/31	250	259,465
5.75%, 8/01/33	500	519,765
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 6.10%, 8/01/34 (b)	1,650	1,053,971
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.12%, 8/01/38 (a)	8,000	1,781,120
Municipal Bonds	Par (000)	Value
California (concluded)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
5.71%, 8/01/30 (a)	$1,500	$578,625
5.96%, 8/01/33 (a)	4,000	1,241,400
6.20%, 8/01/39 (b)	2,000	991,920
San Diego Community College District, GO, CAB, Election of 2002, 5.94%, 8/01/33 (b)	2,800	2,016,448
San Jose California Evergreen Community College District, GO, Election of 2010, Series B, 3.50%, 8/01/32	1,200	988,860
State of California, GO, Refunding:
Various Purposes, 5.00%, 2/01/38	3,000	2,983,140
Veterans, AMT, 5.05%, 12/01/36	305	284,437
State of California, GO, Various Purposes:
5.75%, 4/01/31	2,000	2,133,360
6.00%, 3/01/33	1,000	1,125,700
6.50%, 4/01/33	1,950	2,265,881
5.50%, 3/01/40	2,350	2,427,714

		30,660,124
Colorado — 1.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,205,045
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	782,115

		1,987,160
Connecticut — 1.4%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Hartford Healthcare, Series A, 5.00%, 7/01/32	1,250	1,220,113
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	550	537,515
Sacred Heart University, Series G, 5.38%, 7/01/31	400	400,220

		2,157,848
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,200	1,205,484
Florida — 1.9%
County of Lee Florida, Refunding ARB, Series A, AMT (AGM), 5.00%, 10/01/28	2,000	1,972,840
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, Inc. Project, 5.00%, 6/01/36	125	114,358
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (c)(d)	910	677,531

		2,764,729
Hawaii — 0.3%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	382,040
Idaho — 1.3%
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	1,965,950
Illinois — 6.3%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	665	665,825
City of Chicago Illinois O’Hare International Airport, Refunding ARB, Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	4,000	3,409,560

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	25

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 11/01/39	$650	$712,263
Illinois Finance Authority, Refunding RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	210	184,714
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,010	1,068,055
Roosevelt University Project, 6.50%, 4/01/44	1,000	1,047,910
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	1,000	1,078,280
6.00%, 6/01/28	1,150	1,236,825

		9,403,432
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/26	1,000	939,020
Iowa — 1.0%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	500	517,155
6.00%, 9/01/39	1,000	1,028,930

		1,546,085
Kansas — 0.4%
County of Pratt Kansas Public Building Commission, RB, 3.25%, 12/01/32	800	629,000
Louisiana — 3.4%
Lafayette Public Trust Financing Authority, Refunding RB, Ragin’ Cajun Facilities, Inc. Project (AGM), 3.75%, 10/01/32	270	228,139
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
Parish of Plaquemines Project (AGM), 4.00%, 9/01/42	280	227,567
Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,090,016
Louisiana Public Facilities Authority, RB:
Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	400	425,488
Cleco Power LLC Project, Series B, 4.25%, 12/01/38	1,400	1,201,788
Franciscan Missionaries of Our Lady Health System Project, Series B, 5.00%, 7/01/42	1,600	1,518,048
Tarrant County Cultural Education Facilities Finance Corp., RB, Public Improvement Sales Tax, 4.25%, 7/01/32	385	350,762

		5,041,808
Maryland — 2.0%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	250	256,582
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.63%, 7/01/30	2,900	2,758,944

		3,015,526
Michigan — 5.5%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,409,350
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,000	3,364,160
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan Technological University, Refunding RB, General, Series A, 4.00%, 10/01/30	$1,290	$1,153,866
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group, Series V, 8.25%, 9/01/39	1,950	2,328,905

		8,256,281
Minnesota — 3.5%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	4,600	5,260,100
Mississippi — 3.5%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	391,580
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	845	840,437
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,815,187
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	2,100	2,166,738

		5,213,942
Missouri — 3.2%
Missouri Development Finance Board, RB:
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	850,608
St. Joseph Sewage System Improvements, Series E, 5.25%, 5/01/31	580	564,978
Missouri Development Finance Board, Refunding RB, Electric System Projects, Series F, 4.00%, 6/01/32	1,750	1,494,622
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	507,875
Heartland Regional Medical Center, 4.13%, 2/15/43	770	613,105
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	800	757,200

		4,788,388
Montana — 0.3%
Montana Facility Finance Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 4.75%, 1/01/40	450	429,795
Multi-State — 7.5%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/52 (e)(f)	10,500	11,177,775
Nebraska — 1.6%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/42	600	540,738
City of Omaha Nebraska, RB, Sanitary Sewerage System, 4.00%, 11/15/42	2,200	1,875,852

		2,416,590
Nevada — 1.2%
City of Las Vegas Nevada, Special Assessment, No. 809 Summerlin Area, 5.65%, 6/01/23	1,250	1,172,275
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	575	577,990

		1,750,265

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 11.8%
Middlesex County Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (c)(d)	$915	$63,977
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30 (g)	3,000	2,984,910
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,471,155
New Jersey EDA, Refunding, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	7,996,275
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (h):
7.13%, 6/01/19	630	807,578
7.50%, 6/01/19	800	1,041,760
New Jersey Health Care Facilities Financing Authority, Refunding RB, St.Barnabas Health, Series A:
4.63%, 7/01/23	510	521,755
5.00%, 7/01/25	500	514,725
5.63%, 7/01/37	1,700	1,696,532
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	410	420,238

		17,518,905
New York — 7.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	455	68,104
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	400	421,084
5.00%, 8/01/35	1,580	1,609,641
Hudson Yards Infrastructure Corp., RB, Series A (NPFGC), 5.00%, 2/15/47	750	712,830
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/32	700	628,803
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (g)	3,165	3,530,747
PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,500	1,252,995
New York Liberty Development Corp., Refunding RB, 2nd Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	800	842,856
New York State Dormitory Authority, Refunding RB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	750	751,013
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	400	326,492
Westchester County Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,500	1,503,885

		11,648,450
North Carolina — 3.2%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,695	2,369,228
North Carolina Medical Care Commission, Refunding RB:
Health Care Facilities, Novant Health Obligated Group, Series A, 4.00%, 11/01/46	900	690,597
Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB (concluded):
Southeastern Regional Medical Center, 3.25%, 6/01/27	$300	$248,268
Southeastern Regional Medical Center, 5.00%, 6/01/32	660	644,259
University Health System, Series D, 6.25%, 12/01/33	800	886,192

		4,838,544
North Dakota — 1.1%
City of Fargo North Dakota, Refunding RB, University Facilities Development Foundation Project, 3.00%, 12/01/30	400	307,156
City of Grand Forks North Dakota, Refunding RB, Altru Health System Obligated Group, 5.00%, 12/01/32	1,415	1,350,901

		1,658,057
Ohio — 0.5%
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/42	800	776,232
Oklahoma — 0.9%
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	1,690	1,405,590
Oregon — 4.0%
City of Madras Oregon, GO, Refunding, 4.00%, 2/15/33	500	402,845
Clackamas County Housing Authority, HRB, M/F, Easton Ridge Apartments Project, Series A:
3.50%, 9/01/33	755	600,587
4.00%, 9/01/43	660	542,065
4.00%, 9/01/49	750	588,615
Klamath County School District, GO:
4.00%, 6/15/32	600	547,230
4.00%, 6/15/33	420	379,848
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	750	807,090
Oregon Health & Science University, Refunding RB:
Series A, 3.00%, 7/01/24	1,000	926,090
Series E, 5.00%, 7/01/32	750	747,232
Oregon State Facilities Authority, Refunding RB, Linfield College Project, Series A, 5.25%, 10/01/40	500	477,065

		6,018,667
Pennsylvania — 2.9%
County of Allegheny Pennsylvania IDA, Refunding RB, US Steel Corp. Project, 6.55%, 12/01/27	1,695	1,691,678
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	2,600	2,619,474

		4,311,152
Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., RB:
1st Sub-Series A, 5.75%, 8/01/37	605	518,382
CAB, Series A, 7.32%, 8/01/35 (a)	1,000	206,830

		725,212
Rhode Island — 2.0%
Rhode Island Health & Educational Building Corp., RB:
City of Newport Issue, Series C, 4.00%, 5/15/33	980	888,654
Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	1,000	1,092,270

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	27

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Rhode Island (concluded)
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	$900	$938,475

		2,919,399
Tennessee — 0.7%
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	800	733,720
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	284,823

		1,018,543
Texas — 20.3%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/43	1,580	1,595,310
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 6.59%, 11/15/41 (a)	11,690	1,877,180
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Young Men’s Christian Association of the Greater Houston Area, Series A, 5.00%, 6/01/38	345	309,358
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (h):
7.13%, 12/01/18	500	640,535
7.25%, 12/01/18	1,750	2,252,880
Matagorda County Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,628,775
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
5.29%, 9/15/36	4,900	1,471,470
5.40%, 9/15/38	10,760	2,833,539
Midland County Fresh Water Supply District No. 1, Refunding RB, City of Midland Project, 3.38%, 9/15/32	1,575	1,266,993
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38 (i)	760	777,153
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,155,800
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.08%, 8/15/35 (a)	50,000	13,417,500

		30,226,493
Vermont — 1.8%
University of Vermont & State Agricultural College, Refunding RB, Series A, 4.00%, 10/01/38	1,200	1,009,812
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	800	749,640
Vermont Educational & Health Buildings Financing Agency, Refunding RB, St. Michaels College Project, 5.00%, 10/01/42	900	855,027

		2,614,479
Virginia — 1.2%
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	1,200	913,428
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT, 6.00%, 1/01/37	880	829,444

		1,742,872
Municipal Bonds	Par (000)	Value
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	$1,400	$1,470,882
West Virginia — 2.1%
City of Wheeling West Virginia Waterworks & Sewerage System, RB, 5.00%, 6/01/38	2,000	1,941,800
West Virginia University, RB, West Virginia University Projects, Series B, 5.00%, 10/01/36	1,100	1,118,238

		3,060,038
Wyoming — 0.9%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	1,200	1,263,972
Total Municipal Bonds — 143.3%		213,537,046

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	3,750	3,601,462
Massachusetts — 1.0%
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	1,450	1,463,036
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	1,400	1,423,479
New York — 12.7%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (k)	2,500	2,568,526
New York City Municipal Water Finance Authority, RB, Water & Sewer System:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	430,269
Fiscal 2009, Series A, 5.75%, 6/15/40	450	495,783
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,000	5,999,580
Series A, 4.75%, 6/15/30	3,000	3,031,020
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.25%, 12/15/43	2,505	2,548,523
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,209,537
New York State Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,614,241

		18,897,479
Ohio — 2.2%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,260	1,203,262
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,000	2,032,380

		3,235,642
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.2%		28,621,098
Total Long-Term Investments (Cost — $246,650,119) — 162.5%		242,158,144

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	1,669,953	$1,669,953
Total Short-Term Securities (Cost — $1,669,953) — 1.1%		1,669,953
Total Investments (Cost — $248,320,072) — 163.6%		243,828,097
Other Assets Less Liabilities — 1.4%		2,119,553
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.4%)		(17,044,890)
VMTP Shares, at Liquidation Value — (53.6%)		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$149,002,760

Notes to Schedule of investments
(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Variable rate security. Rate shown is as of report date.

(h)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$777,153	$61

(j)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2019 to June 15, 2019 is $2,411,757.

(l)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	583,607	1,086,346	1,669,953	$708

(m)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	29

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$242,158,144	—	$242,158,144
Short-Term Securities	$1,669,953	—	—	1,669,953

Total	$1,669,953	$242,158,144	—	$243,828,097

[1]   See above Schedule of Investments for values in each state or political subdivision.

Certainof the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$71,626	—	—	$71,626
Liabilities:
TOB trust certificates	—	$(17,039,244)	—	(17,039,244)
VMTP Shares	—	(79,900,000)	—	(79,900,000)

Total	$71,626	$(96,939,244)	—	$(96,867,618)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children's Hospital, (AGC):
6.13%, 6/01/34	$1,000	$1,116,279
6.00%, 6/01/39	1,000	1,111,210
Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	327,948

		2,555,437
Arizona — 0.2%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/28	250	257,668
California — 15.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,155	2,244,045
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,120	1,231,832
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,486,996
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,025	1,087,207
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	1,000	1,010,970
Los Angeles County Public Works Financing Authority, LRB, Multiple Capital Projects II, 5.00%, 8/01/42	1,575	1,500,943
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,175	1,202,930
Los Angeles Municipal Improvement Corp., LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,210	3,401,701
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,035,630
Sacramento California Municipal Utility District, RB, Series A, 5.00%, 8/15/37	1,065	1,068,291
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,186,808
University of California, Refunding RB, Series J, 5.25%, 5/15/38	2,355	2,381,588

		18,838,941
Colorado — 4.0%
City & County of Denver Colorado Airport System, ARB, Subordinate System, Series B, 5.25%, 11/15/32	3,250	3,283,020
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,425	1,552,495

		4,835,515
Florida — 11.6%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	4,675,230
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	5,150	5,004,152
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	1,845	1,930,220
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	445	453,571
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	1,245	1,243,220
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32 (a)	745	769,049

		14,075,442
Municipal Bonds	Par (000)	Value
Georgia — 2.3%
City of Atlanta Georgia Department of Aviation, GARB, Refunding Series C, 6.00%, 1/01/30	$2,500	$2,764,800
Illinois — 15.5%
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,387,516
Sales Tax Receipts, 5.25%, 12/01/36	415	416,619
Chicago Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	2,999,760
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	515	521,901
City of Chicago Illinois Board of Education, GO, Series A (AGM), 5.50%, 12/01/39	1,500	1,461,255
City of Chicago Illinois O'Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	825	842,729
Series C, 6.50%, 1/01/41	3,740	4,318,054
Refunding, Series C (AGC), 5.25%, 1/01/30	1,000	1,014,990
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project, 5.00%, 11/01/42	1,025	972,243
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,885	1,984,717
Illinois Finance Authority, Refunding RB, Northwestern Memorial Healthcare, 5.00%, 8/15/37	300	299,577
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	915	999,299
6.00%, 6/01/28	260	279,630
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	1,000	963,690
5.50%, 7/01/38	270	254,985

		18,716,965
Indiana — 2.1%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,415	2,495,878
Louisiana — 1.8%
New Orleans Aviation Board Louisiana, GARB, Refunding Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	419,284
Series A-2, 6.00%, 1/01/23	150	167,713
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	740	769,119
5.50%, 5/15/29	790	812,894

		2,169,010
Michigan — 4.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	580	626,348
Series C-1, 7.00%, 7/01/27	1,800	1,883,556
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,700	1,707,718
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group, Series V, 8.25%, 9/01/39	1,205	1,439,143

		5,656,765
Minnesota — 3.5%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,680	4,208,080

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	31

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 2.1%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	$790	$931,805
Mississippi Development Bank, Refunding RB, Special Obligation, Jackson Public School District Project, Series A, 5.00%, 4/01/28	1,000	1,003,740
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project:
5.00%, 3/01/33	275	279,788
5.00%, 3/01/38	375	375,562

		2,590,895
Missouri — 0.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28	295	307,723
Nevada — 1.8%
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	2,000	2,156,120
New Jersey — 5.7%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,300	1,315,405
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,540	1,580,363
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	540	560,234
Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,092,380
Rutgers The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	825	853,727
Series L, 5.00%, 5/01/32	510	527,758

		6,929,867
New York — 6.4%
New York City Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,707,753
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	5,000	5,037,350

		7,745,103
Ohio — 1.1%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	180	175,340
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	620	644,341
5.25%, 2/15/31	470	486,281

		1,305,962
Pennsylvania — 1.6%
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, 1st Series, 5.00%, 4/01/42	2,000	1,987,860
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 6.38%, 8/01/39	675	636,316
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	690	595,822

		1,232,138
Municipal Bonds	Par (000)	Value
South Carolina — 5.9%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County Schools, 5.00%, 12/01/29	$1,035	$1,081,389
City of North Charleston South Carolina, RB, Public Facilities Corp., Installment Purchase, 5.00%, 6/01/35	6,000	6,033,360

		7,114,749
Texas — 20.3%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,000	2,075,360
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	980	1,025,521
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A, (AGC):
6.00%, 11/15/35	2,600	2,928,042
6.00%, 11/15/36	2,215	2,511,588
5.38%, 11/15/38	1,000	1,053,830
Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	3,365	3,736,462
Lower Colorado River Authority, Refunding RB, Series B, 5.00%, 5/15/37	1,090	1,053,202
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	1,000	1,044,040
North Texas Tollway Authority, Refunding RB, System 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,059,440
Series K-1 (AGC), 5.75%, 1/01/38	1,500	1,566,990
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38 (a)	440	449,931
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,077,160
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	5,000	4,939,150

		24,520,716
Virginia — 1.3%
Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	370	376,538
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	1,000	1,249,080

		1,625,618
Washington — 2.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,025	1,065,785
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	1,210	1,156,445
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	795	831,204

		3,053,434
Total Municipal Bonds — 113.4%		137,144,686

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
City of Mobile Alabama Board of Water and Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/31	1,500	1,522,560
California — 10.0%
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 8/01/31	10,680	11,121,618

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	$1,000	$1,001,384

		12,123,002
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	760	845,459
Illinois — 2.6%
Illinois State Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,164,660
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	898	967,991
Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	2,000	2,034,620
Nevada — 5.4%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,248,500
Las Vegas Valley Water District, GO, Refunding, Additionally Secured by SNWA Pledged, Series C, 5.00%, 6/01/28	4,100	4,287,247

		6,535,747
New Jersey — 6.7%
New Jersey EDA, RB, School Facilities Construction, (AGC):
6.00%, 12/15/18 (b)	329	366,621
6.00%, 12/15/34	671	747,619
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (d)	6,020	5,977,679
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,016,771

		8,108,690
New York — 12.3%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (d)	1,000	1,027,410
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution Fiscal 2012:
Series BB, 5.25%, 6/15/44	4,993	5,113,914
Series FF, 5.00%, 6/15/45	3,019	3,014,042
New York City Transitional Finance Authority Building Aid, BARB, Series B-3, 5.25%, 1/15/39	900	916,145
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.25%, 12/15/43	$2,955	$3,006,341
New York Liberty Development Corp., Refunding RB, Liberty, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,740	1,826,826

		14,904,678
Texas — 5.5%
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	2,310	2,411,733
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,289,037

		6,700,770
Utah — 0.8%
City of Riverton Utah, RB, Hospital, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	991,319
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.8%		57,899,496
Total Long-Term Investments (Cost — $197,137,018) — 161.2%		195,044,182

Short-Term Securities
California — 1.0%
California Pollution Control Financing Authority, RB, VRDN, Air Products & Chemicals, Inc., Series B, 0.06%, 9/03/2013 (e)	1,200	1,200,000

	Shares
Money Market Funds — 0.4%
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	452,174	452,174
Total Short-Term Securities (Cost — $1,652,174) — 1.4%		1,652,174
Total Investments (Cost — $198,789,192) — 162.6%		196,696,356
Other Assets Less Liabilities — 0.3%		320,555
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.0%)		(33,855,247)
VMTP Shares, at Liquidation Value — (34.9%)		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$120,961,664

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$449,931	$35
Raymond James Financial, Inc.	$769,049	$(4,075)

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to July 1, 2020 is $7,491,035.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	33

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Quality Trust (BAF)

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	908,400	(456,226)	452,174	$408

(g)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust's own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust's policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust's policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust's investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$195,044,182	—	$195,044,182
Short-Term Securities	$452,174	1,200,000	—	1,652,174

Total	$452,174	$196,244,182	—	$196,696,356

[1]   See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust's assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$37,830	—	—	$37,830
Liabilities:
TOB trust certificates	—	$(33,845,143)	—	(33,845,143)
VMTP Shares	—	(42,200,000)	—	(42,200,000)

Total	$37,830	$(76,045,143)	—	$(76,007,313)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.0%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$3,800	$4,137,592
City of Birmingham Alabama Airport Authority, ARB, Series 2010 (AGM), 5.50%, 7/01/40	5,800	5,932,066
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	1,495	1,661,259
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,800	2,660,672

		14,391,589
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,100,880
Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A, (AGM):
5.00%, 10/01/27	1,500	1,552,800
5.25%, 10/01/28	250	260,823

		1,813,623
California — 20.2%
California Health Facilities Financing Authority, RB, Series A:
St. Joseph Health System, 5.75%, 7/01/39	625	672,575
Sutter Health, 5.00%, 8/15/52	1,550	1,405,463
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 1/01/28 (a)	10,100	11,623,181
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	3,280	3,154,573
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,620	1,551,085
Coast Community College District, GO, CAB, Election of 2002, Series C, (AGM):
5.00%, 8/01/31 (b)	7,450	7,638,932
5.47%, 8/01/36 (c)	4,200	1,220,100
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	2,500	2,558,475
County of Ventura California Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/43	2,150	2,059,485
Metropolitan Water District of Southern California, RB, Authorization, Series B-1 (NPFGC), 5.00%, 10/01/13 (a)	15,000	15,062,250
Monterey Peninsula Community College District, GO, CAB, Series C, (AGM) (c):
5.75%, 8/01/31	13,575	4,915,507
5.78%, 8/01/32	14,150	4,814,679
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.06%, 8/01/43 (b)	1,580	672,685
San Diego California Unified School District, GO, CAB, Election 2008, Series C, 6.12%, 7/01/38 (c)	2,000	447,520
San Diego California Unified School District, GO, Refunding, CAB, Series R-1 (c):
5.66%, 7/01/30	5,995	2,350,220
5.75%, 7/01/31	1,400	509,334
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	2,350	2,554,967
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	$1,100	$1,091,739
State of California, GO, Various Purposes, 5.00%, 4/01/42	5,000	4,962,150
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.09%, 8/01/37 (c)	10,000	2,381,300

		71,646,220
Colorado — 0.5%
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	875	860,414
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	960	992,285

		1,852,699
District of Columbia — 2.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	9,500	9,618,560
Florida — 12.4%
City of Jacksonville Florida, Refunding RB, Transportation, Series A, 5.00%, 10/01/30	320	327,971
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,443,624
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	6,750	7,049,025
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	3,475	3,490,394
County of Miami-Dade Florida, RB, CAB, Special Obligation, Sub-Series A (NPFGC), 5.99%, 10/01/38 (c)	22,270	5,066,425
County of Miami-Dade Florida, Refunding RB, Special Obligation, Sub-Series B, 5.00%, 10/01/37	780	749,362
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, 5.50%, 10/01/36	5,000	5,142,750
Series A-1, 5.50%, 10/01/41	5,000	5,102,550
County of Miami-Dade Florida Transit System Sales Surtax, RB, Transit System Sales Surtax (AGM), 5.00%, 7/01/35	1,300	1,302,119
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, AMT, 5.63%, 7/01/39	300	301,974
Florida Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	6,150	6,457,316
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (Ginnie Mae, Fannie Mae & Freddie Mac), 5.45%, 7/01/33	3,090	3,154,828
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33 (d)	1,340	1,378,002
South Florida Water Management District, COP, (AMBAC), 5.00%, 10/01/36	1,000	1,001,090
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	2,000	2,065,060

		44,032,490
Georgia — 2.7%
City of Atlanta Georgia Department of Aviation, GARB, Refunding Series C, 6.00%, 1/01/30	7,500	8,294,400
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,250	1,290,325

		9,584,725

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	35

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Hawaii — 1.5%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	$5,000	$5,255,050
Illinois — 6.0%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	650	652,535
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,590	2,465,551
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	600	606,870
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	310	310,195
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	360	361,246
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	7,275	7,090,215
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42	9,000	7,666,920
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	710	763,605
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	880	848,047
5.50%, 7/01/38	475	448,585

		21,213,769
Indiana — 2.1%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,107,876
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	450	455,454
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	5,750	5,942,567

		7,505,897
Iowa — 1.4%
Iowa Finance Authority, RB, Iowa Health System, Series A (AGC), 5.63%, 8/15/37	5,000	5,185,250
Kentucky — 0.4%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,500	1,548,075
Louisiana — 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,550	1,478,808
4.00%, 2/01/48	1,550	1,223,167
State of Louisiana Gasoline & Fuels Tax, RB, Series A (AGM), 5.00%, 5/01/31	7,500	7,933,875
Terrebonne Levee & Conservation District, RB, Public Improvement Sales Tax, 5.00%, 7/01/38	385	368,099

		11,003,949
Massachusetts — 0.4%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,395	1,420,682
Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	3,000	3,035,010
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Lansing Board of Water & Light, RB, Utilities System, Series A, 5.50%, 7/01/41	$1,100	$1,150,446
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,034,760
Series I-A, 5.38%, 10/15/41	800	808,072
Series II-A, 5.38%, 10/15/36	1,500	1,526,070

		8,554,358
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/44	1,160	1,085,308
Nebraska — 2.5%
Central Plains Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	9,345	8,856,724
Nevada — 1.2%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	4,100	4,183,804
New Jersey — 3.5%
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 6.06%, 12/15/38 (c)	5,845	1,291,336
CAB, Transportation System, Series A, 6.14%, 12/15/40 (c)	10,000	1,919,500
CAB, Transportation System, Series C (BHAC), 5.09%, 12/15/27 (c)	8,000	3,900,960
Transportation Program, Series AA, 5.25%, 6/15/33	1,660	1,695,557
Transportation System, Series A, 5.50%, 6/15/41	3,000	3,091,680
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	515	528,879

		12,427,912
New York — 1.2%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	770	791,175
New York City Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,950	2,154,379
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,300	1,442,701

		4,388,255
North Carolina — 0.7%
North Carolina Medical Care Commission, RB, Health Care Facilities, Novant Health Obligated Group, Series A, 4.75%, 11/01/43	2,875	2,609,954
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	2,875	2,676,424
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	610	684,451
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	385	375,032
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	780	803,423
5.25%, 2/15/33	1,095	1,123,711

		5,663,041

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 0.4%
Pennsylvania Turnpike Commission, RB:
Series C, 5.50%, 12/01/33	$630	$660,650
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	625	684,437

		1,345,087
Puerto Rico — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A:
6.38%, 8/01/39	2,660	2,507,555
5.50%, 8/01/42	950	771,220
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C:
CAB, 7.35%, 8/01/39 (c)	17,625	2,713,897
Senior, 5.25%, 8/01/40	3,660	3,160,447

		9,153,119
South Carolina — 2.2%
South Carolina Jobs EDA, Refunding RB, Palmetto Health Alliance, Series A (AGM), 6.50%, 8/01/39	260	282,402
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	5,000	5,074,150
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,360	2,329,815

		7,686,367
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,240	1,288,298
Texas — 31.1%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	615	623,278
City of San Antonio Texas Water System, Refunding RB, (NPFGC), 5.13%, 5/15/14 (a)	19,250	19,919,323
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,585,550
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 4.25%, 8/15/30 (c)	10,030	4,915,502
County of Harris Texas, GO, Refunding, (NPFGC) (c):
3.75%, 8/15/25	7,485	4,799,382
4.08%, 8/15/28	10,915	5,965,375
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 6.94%, 11/15/38	16,890	3,024,999
CAB, Junior Lien, Series H, 6.46%, 11/15/38	5,785	1,164,810
CAB, Junior Lien, Series H, 6.94%, 11/15/39	6,160	1,030,506
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series B, 5.00%, 11/01/44	12,500	11,713,375
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series C, 5.00%, 11/01/45	3,500	3,272,045
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,980	3,128,195
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 5.29%, 9/15/36 (c)	2,340	702,702
North Texas Tollway Authority, Refunding RB, 1st Tier Series A:
6.00%, 1/01/28	625	695,850
System (NPFGC), 5.75%, 1/01/40	23,050	24,108,225
Northside Independent School District, GO, School Building (PSF-GTD), 5.13%, 6/15/29	9,500	9,742,535
Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, 4.00%, 9/15/42	$2,575	$2,089,098
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/28	3,600	3,415,176
5.00%, 12/15/31	2,105	1,916,455
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	6,250	5,814,688

		110,627,069
Washington — 2.9%
County of King Washington Sewer, Refunding RB, (AGM), 5.00%, 1/01/36	2,200	2,241,536
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	2,000	1,880,260
MultiCare Health System, Series C (AGC), 5.50%, 8/15/43	4,000	4,006,760
Providence Health & Services, Series A, 5.00%, 10/01/39	500	475,520
Providence Health & Services, Series A, 5.25%, 10/01/39	675	675,337
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	940	885,104

		10,164,517
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	1,500	1,520,925
Total Municipal Bonds — 111.6%		396,728,196

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 2.1%
Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,300	1,333,917
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/37	4,490	4,458,795
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,509,195

		7,301,907
California — 8.3%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33 (f)	3,379	3,399,217
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	8,000	8,108,160
Foothill-De Anza Community College District, GO, Refunding, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,520,025
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM, NPFGC), 5.00%, 8/01/32	5,000	5,054,850
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/33	449	486,443
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	4,870	4,961,605

		29,530,300

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	37

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	$1,080	$1,197,950
Florida — 10.5%
City of Tallahassee Florida, RB, Energy System, (NPFGC):
5.00%, 10/01/32 (f)	3,000	3,025,650
5.00%, 10/01/37	5,000	4,999,800
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,950	1,894,776
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	10,101	9,956,087
County of Orange Florida School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	6,096	6,371,340
(NPFGC), 5.00%, 8/01/30	6,000	6,116,760
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (g)	1,800	1,851,228
State of Florida, GO, Refunding, Series D, 5.00%, 6/01/37 (f)	2,999	3,044,505

		37,260,146
Hawaii — 2.9%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (a)	10,000	10,397,300
Illinois — 9.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	8,310	7,508,334
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.00%, 1/01/41	3,870	3,801,811
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGC), 6.00%, 8/15/41	2,400	2,511,024
Illinois State Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	4,499	4,746,989
Series A, 5.00%, 1/01/38	7,714	7,429,774
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	7,020	6,841,622
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	1,400	1,418,976

		34,258,530
Massachusetts — 3.8%
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM):
5.00%, 8/15/15 (a)	1,674	1,752,098
5.00%, 8/15/30	11,314	11,844,124

		13,596,222
Michigan — 2.5%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,050	8,703,928
Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	4,197	4,450,051
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,024	2,279,317

		6,729,368
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	2,000	2,033,542
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York — 8.1%
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	$7,002	$7,308,973
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	6,240	6,239,563
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 3/15/43	5,720	5,745,740
The Erie County Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	4,494	4,946,946
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	4,500	4,619,115

		28,860,337
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	620	648,185
South Carolina — 0.2%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	600	628,902
Texas — 1.9%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	4,167	4,456,536
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	1,500	1,546,680
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	692,401

		6,695,617
Utah — 1.4%
Utah Transit Authority, RB, Series A, 5.00%, 6/15/36	5,000	5,081,600
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	400	418,184
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,494	3,563,392
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Inc.:
Froedtert & Community Health, Series C, 5.25%, 4/01/39	2,500	2,523,950
Froedtert Health, Obligated Group, Series A, 5.00%, 4/01/42	3,520	3,350,335

		5,874,285
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 57.1%		202,779,695
Total Long-Term Investments (Cost — $608,980,574) — 168.7%		599,507,891

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	5,187,077	$5,187,077
Total Short-Term Securities (Cost — $5,187,077) — 1.5%		5,187,077
Total Investments (Cost — $614,167,651) — 170.2%		604,694,968
Other Assets Less Liabilities — 0.7%		2,866,847
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.3%)		(114,989,509)
VMTP Shares, at Liquidation Value — (38.6%)		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$355,372,306

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized (Depreciation)
Raymond James Financial, Inc.	$1,378,002	$(7,303)

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $14,474,164.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	4,404,456	782,621	5,187,077	$957

(i)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	39

Schedule of Investments (concluded)	BlackRock Municipal Income Quality Trust (BYM)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$599,507,891	—	$599,507,891
Short-Term Securities	$5,187,077	—	—	5,187,077

Total	$5,187,077	$599,507,891	—	$604,694,968

[1]   See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$122,384	—	—	$122,384
Liabilities:
TOB trust certificates	—	$(114,947,707)	—	(114,947,707)
VMTP Shares	—	(137,200,000)	—	(137,200,000)

Total	$122,384	$(252,147,707)	—	$(252,025,323)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.5%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,620	$1,602,326
Arizona — 2.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	5,270,528
5.00%, 12/01/37	1,000	913,410

		6,183,938
California — 10.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/44	2,480	2,627,659
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 12.12%, 6/01/55 (a)	9,710	71,369
California Health Facilities Financing Authority, RB:
Stanford Hospital Clinics, Series A, 5.00%, 8/15/51	1,100	1,047,981
Sutter Health, Series B, 6.00%, 8/15/42	3,500	3,849,475
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,365	1,328,077
California HFA, RB, S/F, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,105	1,142,559
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37 (b)	1,120	903,851
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	2,795	2,179,401
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,340	1,148,099
California State Public Works Board, LRB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,280	1,471,680
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	860	885,800
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	1,170	1,191,949
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (a):
5.88%, 8/01/33	3,000	945,750
6.21%, 8/01/43	2,500	401,150
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,760	1,981,232
6.50%, 4/01/33	10,670	12,398,433

		33,574,465
Colorado — 2.2%
Colorado Health Facilities Authority, Refunding RB:
Catholic Health Initiative, Series A, 5.50%, 7/01/34	2,330	2,467,097
Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,920	1,685,223
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	1,280	1,258,662
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	1,375	1,392,531

		6,803,513
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,505	1,472,041
Municipal Bonds	Par (000)	Value
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$1,240	$1,245,667
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,430	3,968,394

		5,214,061
District of Columbia — 5.9%
District of Columbia, Refunding RB, Kipp Charter School, 6.00%, 7/01/43	820	823,846
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	3,250	3,326,082
6.75%, 5/15/40	11,500	11,643,520
Metropolitan Washington Airports Authority, Refunding RB, Senior 1st Lien, Series A:
5.00%, 10/01/39	550	538,984
5.25%, 10/01/44	2,000	2,003,000

		18,335,432
Florida — 7.7%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	1,000	975,870
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,784,910
Series A-1, 5.38%, 10/01/41	1,255	1,266,709
County of Miami-Dade Florida Water & Sewer System, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	5,000	4,928,100
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	1,495	1,444,409
Series B, 5.00%, 7/01/42	2,735	2,633,805
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,558,590
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	3,365	3,563,367
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,300	3,563,175
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (c)(d)	1,895	1,410,903

		24,129,838
Georgia — 0.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	918,285
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,480	1,548,154
Illinois — 15.4%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,151,426
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/33	4,940	4,499,846
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	895	906,993
City of Chicago Illinois Board of Education, GO, Series A (AGM), 5.50%, 12/01/39	2,300	2,240,591
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	5,000	5,107,450
Series C, 6.50%, 1/01/41	6,430	7,423,821
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,016,826

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	41

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB (concluded):
Ascension Health, Series A, 5.00%, 11/15/42	$1,925	$1,820,415
Central Dupage Health, Series B, 5.50%, 11/01/39	1,750	1,781,640
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	455	400,213
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	10,500	11,095,140
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,520	2,427,113
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	2,725	2,539,046
Series B-2 (AGM), 5.00%, 6/15/50	3,430	3,239,875
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	520	567,908
6.00%, 6/01/28	1,255	1,349,752
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	685	694,494

		48,262,549
Indiana — 5.1%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	1,230	1,064,331
4.00%, 2/01/38	1,975	1,675,946
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,720	1,732,315
Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	485	403,074
Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,610	1,317,849
Sisters of St. Francis Health, 5.25%, 11/01/39	915	898,329
Indiana Finance Authority, Refunding RB, Community Health Network Project, Series A, 5.00%, 5/01/42	2,050	1,905,598
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	3,675	3,678,050
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	1,200	1,334,928
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/36	430	429,402
5.00%, 1/15/40	1,380	1,356,099

		15,795,921
Iowa — 2.2%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,255	1,002,143
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,040	976,019
5.50%, 12/01/22	2,550	2,331,337
5.25%, 12/01/25	500	434,325
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,935	2,087,130

		6,830,954
Kentucky — 0.4%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,105	1,139,697
Municipal Bonds	Par (000)	Value
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$3,650	$3,789,102
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,100	1,111,572
5.25%, 5/15/31	935	902,527
5.25%, 5/15/32	1,195	1,148,120
5.25%, 5/15/33	1,300	1,240,031
5.25%, 5/15/35	545	512,044

		8,703,396
Maine — 0.5%
Maine Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,615	1,629,826
Maryland — 2.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	475	474,544
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,000	1,026,330
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	4,545	4,372,563
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	2,400	2,470,776

		8,344,213
Massachusetts — 0.8%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	955	938,612
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,540	1,568,352

		2,506,964
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,705	1,462,907
5.25%, 7/01/39	4,825	4,154,952
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,500	1,499,865
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	2,137,358

		9,255,082
Missouri — 2.3%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 5/01/33	6,000	5,999,280
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	277,387
Missouri State Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	1,135	1,081,734

		7,358,401
Multi-State — 4.4%
Centerline Equity Issuer Trust (b)(e):
Series A-4-1, 5.75%, 10/31/52	1,000	1,068,560
Series A-4-2, 6.00%, 10/31/52	3,500	3,968,650

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Multi-State (concluded)
Centerline Equity Issuer Trust (b)(e) (concluded):
Series B-3-1, 6.00%, 10/31/52	$5,000	$5,344,100
Series B-3-2, 6.30%, 10/31/52	3,000	3,442,890

		13,824,200
Nebraska — 1.6%
Central Plains Energy Project, RB, Gas Project No. 3:
5.25%, 9/01/37	895	848,236
5.00%, 9/01/42	1,570	1,414,931
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	1,245	1,265,767
Sarpy County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 1/01/40	1,635	1,643,943

		5,172,877
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	2,465	2,477,818
New Jersey — 6.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	2,130	1,896,318
New Jersey EDA, Refunding, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	7,969,621
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,405	1,395,123
5.00%, 1/01/43	2,160	2,117,491
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.00%, 6/15/42	2,000	1,943,380
Series B, 5.25%, 6/15/36	2,690	2,734,492
Rutgers The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	545	560,113
5.00%, 5/01/43	570	585,361

		19,201,899
New York — 6.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35 (c)(d)	985	147,435
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT, 7.75%, 8/01/31 (f)	6,700	7,474,252
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,680	2,707,416
New York Liberty Development Corp., Refunding RB, 2nd Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,335	1,406,516
New York State Dormitory Authority, RB, Series F, 5.00%, 3/15/35	3,625	3,653,565
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/42	1,500	1,490,895
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project:
6.00%, 12/01/36	1,410	1,542,272
Special Project, 6.00%, 12/01/42	1,375	1,499,548

		19,921,899
Municipal Bonds	Par (000)	Value
North Carolina — 5.0%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	$6,500	$5,714,280
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	8,930	8,321,867
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,525	1,477,420

		15,513,567
Ohio — 2.5%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.25%, 6/01/38	3,405	3,381,369
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	1,640	1,511,014
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	3,025	2,881,978

		7,774,361
Oregon — 0.1%
City of Tigard Oregon, Refunding RB, Water System, 5.00%, 8/01/37	275	276,562
Pennsylvania — 1.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,500	2,250,825
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	2,065	2,043,627

		4,294,452
Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A (a):
7.23%, 8/01/33	10,570	2,568,404
7.28%, 8/01/34	5,500	1,232,275
7.32%, 8/01/35	14,055	2,906,996
7.36%, 8/01/36	11,875	2,265,631

		8,973,306
South Carolina — 2.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,641,742
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,595	3,648,314

		6,290,056
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, RB, Sanford, Series E, 5.00%, 11/01/42	665	609,705
Tennessee — 0.7%
County of Rutherford Tennessee Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	230	230,290
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	2,505	1,945,683

		2,175,973

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	43

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 20.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30	$2,400	$168,000
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,350	2,362,079
Senior Lien, Series A, 5.00%, 1/01/33	110	98,662
Subordinate Lien, 5.00%, 1/01/33	390	337,662
Subordinate Lien, 5.00%, 1/01/42	345	282,165
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,650	1,692,471
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,782,987
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,298,825
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/43	2,660	2,685,776
County of Harris Texas-Houston Sports Authority, Refunding RB, 3rd Lien, Series A-3 (NPFGC), 6.88%, 11/15/36 (a)	25,375	5,279,776
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, Series A, 5.00%, 8/15/43	390	365,309
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	3,750	3,457,088
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc. Project, Series A, 4.75%, 5/01/38	1,400	1,157,324
Matagorda County Navigation District No. 1, Refunding RB, AEP Texas Central Co. Project, 4.00%, 6/01/30	1,170	988,521
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, Series A:
CAB, 5.29%, 9/15/37 (a)	7,605	2,167,425
5.00%, 9/15/40	890	892,545
North Texas Tollway Authority, Refunding RB, System, 2nd Tier, Series F, 6.13%, 1/01/31	6,790	7,214,375
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/24	3,600	3,844,044
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	4,410	4,789,260
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	2,055	1,915,815
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,233,700
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,191,430
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	1,310	1,218,759
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	3,350	3,449,897

		62,873,895
Utah — 1.5%
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	2,190	2,207,958
University of Utah, RB, General, Series A, 5.00%, 8/01/43	685	694,604
Municipal Bonds	Par (000)	Value
Utah (concluded)
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	$1,085	$764,100
3.25%, 10/15/42	1,660	1,104,116

		4,770,778
Virginia — 1.8%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	1,240	1,235,809
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	1,755	1,559,633
6.00%, 1/01/37	3,180	2,997,309

		5,792,751
Washington — 2.0%
City of Bellingham Washington Water & Sewer, RB, Water & Sewer Systems, 5.00%, 8/01/36	5,050	5,162,413
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,100	1,035,760

		6,198,173
Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Care Group, 5.00%, 11/15/33	910	922,695
WPPI Energy Wisconsin, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	410	420,549
5.00%, 7/01/30	515	523,369
5.00%, 7/01/31	1,125	1,138,005
5.00%, 7/01/37	1,365	1,333,318

		4,337,936
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	3,355	3,533,855
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.50%, 1/01/33	800	846,088
5.50%, 1/01/38	750	783,990

		5,163,933
Total Municipal Bonds — 129.7%		405,253,197

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Series C-2, 5.00%, 11/15/36	2,519	2,484,734
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,630	2,645,929
California — 7.8%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	2,850	2,974,345

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$6,500	$6,386,640
City of San Francisco California Public Utilities Commission Water, RB, Water, Series B, 5.00%, 11/01/39	10,335	10,372,413
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM, NPFGC), 5.00%, 8/01/32	2,530	2,557,754
San Diego Community College District, GO, Election of 2002, 5.25%, 8/01/33	1,840	1,994,416

		24,285,568
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	4,230	4,053,313
Series C-7, 5.00%, 9/01/36	2,710	2,602,657

		6,655,970
Connecticut — 3.3%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	5,179	5,236,180
Series X-3, 4.85%, 7/01/37	5,143	5,177,826

		10,414,006
Georgia — 1.5%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,660,859
Illinois — 1.0%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project, 5.00%, 11/01/42	3,135	2,973,642
Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	4,950	5,035,684
Massachusetts Water Resources Authority, Refunding RB, General, Series A, 5.00%, 8/01/41	3,150	3,178,319

		8,214,003
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	2,219	2,331,681
New York — 10.4%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (h)	1,750	1,797,968
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
New York City Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$1,710	$1,816,692
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/31 (h)	9,149	9,458,248
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.25%, 12/15/43	11,670	11,872,759
New York Liberty Development Corp., Refunding RB, Liberty, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	7,040	7,391,296

		32,336,963
Texas — 1.2%
County of Harris Texas Metropolitan Transit Authority, RB, Series A, 5.00%, 11/01/41	3,720	3,739,567
Utah — 1.3%
City of Riverton Utah, RB, Hospital, IHC Health Services, Inc., 5.00%, 8/15/41	3,959	3,906,091
Virginia — 2.0%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	5,909	6,094,203
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	3,029	3,089,293
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	8,113	8,517,910

		11,607,203
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.2%		122,350,419
Total Long-Term Investments (Cost — $542,995,614) — 168.9%		527,603,616

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	3,183,216	3,183,216
Total Short-Term Securities (Cost — $3,183,216) — 1.0%		3,183,216
Total Investments (Cost — $546,178,830) — 169.9%		530,786,832
Other Assets less Liabilities — (41.6%)		6,400,290
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.5%)		(73,557,830)
VMTP Shares, at Liquidation Value — (4.8%)		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$312,329,292

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various states and local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	45

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(g)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $14,504,156.

(i)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	15,208,474	(12,025,258)	3,183,216	$998

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$527,603,616	—	$527,603,616
Short-Term Securities	$3,183,216	—	—	3,183,216

Total	$3,183,216	$527,603,616	—	$530,786,832

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$135,632	—	—	$135,632
Liabilities:
TOB trust certificates	—	$(73,531,145)	—	(73,531,145)
VMTP Shares	—	(151,300,000)	—	(151,300,000)

Total	$135,632	$(224,831,145)	—	$(224,695,513)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.8%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$1,200	$1,164,252
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	4,980	5,559,074
6.00%, 6/01/39	10,995	12,217,754
City of Madison Alabama, GO, Refunding, 5.00%, 4/01/37	3,370	3,372,393
Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,708,268

		24,021,741
California — 22.7%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	8,920	9,288,574
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	5,370	5,906,194
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,557,874
5.75%, 12/01/36	3,285	3,433,548
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	4,450	4,556,044
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	5,600	5,947,984
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	4,365	4,629,912
Los Angeles California Unified School District, GO, Election of 2002, Series D, 5.25%, 7/01/25	3,485	3,936,308
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	10,000	10,109,700
Election of 2008, Series C, 5.25%, 8/01/39	3,375	3,511,721
Los Angeles County Public Works Financing Authority, LRB, Multiple Capital Projects II, 5.00%, 8/01/42	6,475	6,170,545
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	5,000	5,118,850
Los Angeles Municipal Improvement Corp., LRB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,980	3,157,966
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	4,110	4,256,439
Sacramento California Municipal Utility District, RB, Series A, 5.00%, 8/15/37	4,315	4,328,333
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	4,690	4,947,669
San Francisco City & County Airports Commission, Refunding RB, 2nd Series A, AMT:
5.50%, 5/01/28	3,330	3,484,778
5.25%, 5/01/33	2,600	2,617,446
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	15,659,700
University of California, Refunding RB, Series J, 5.25%, 5/15/38	10,050	10,163,464

		113,783,049
Municipal Bonds	Par (000)	Value
Colorado — 2.3%
City & County of Denver Colorado Airport System, ARB, Subordinate System, Series A, AMT:
5.50%, 11/15/28	$2,700	$2,778,408
5.50%, 11/15/30	1,040	1,055,329
5.50%, 11/15/31	1,250	1,261,550
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	5,925	6,455,110

		11,550,397
District of Columbia — 0.2%
District of Columbia Water & Sewer Authority, Refunding RB, Public Utilities, Series A (NPFGC), 5.00%, 10/01/38	1,000	1,005,830
Florida — 10.9%
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	4,600	4,556,438
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT:
Miami International Airport (AGM), 5.50%, 10/01/41	3,500	3,570,525
5.00%, 10/01/31	10,465	9,973,459
County of Miami-Dade Florida Housing Finance Authority, MRB, Marbrisa Apartments Project, Series 2A, AMT (AGM), 6.00%, 8/01/26	2,185	2,187,513
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/42	6,065	5,893,239
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	8,745	9,148,931
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	2,100	2,140,446
Florida Housing Finance Corp., RB, M/F Housing, Waverly Apartments, Series C-1, AMT (AGM), 6.30%, 7/01/30	2,055	2,057,117
Florida Housing Finance Corp., Refunding RB, Homeowner Mortgage, Series 2, AMT (NPFGC):
5.75%, 7/01/14	120	120,401
5.90%, 7/01/29	4,730	4,779,665
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	6,225	6,216,098
Manatee County Housing Finance Authority, RB, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	545	550,532
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32 (a)	3,225	3,329,103

		54,523,467
Illinois — 19.5%
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	6,740,126
Sales Tax Receipts, 5.25%, 12/01/36	1,960	1,967,644
Sales Tax Receipts, 5.25%, 12/01/40	9,040	9,051,210
Chicago Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	7,735	7,734,381
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	2,445	2,477,763
City of Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	1,620	1,684,363
City of Chicago Illinois Board of Education, GO, Series A (AGM), 5.50%, 12/01/39	6,370	6,205,463

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	47

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 1/01/39	$7,395	$7,553,918
Series C, 6.50%, 1/01/41	16,800	19,396,608
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project, 5.00%, 11/01/42	4,360	4,135,591
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,211,600
University of Chicago, Series B, 5.50%, 7/01/37	10,000	10,519,000
Illinois Finance Authority, Refunding RB, Northwestern Memorial Healthcare, 5.00%, 8/15/37	1,395	1,393,033
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	4,365	4,767,147
6.00%, 6/01/28	1,245	1,338,997
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	7,820	7,536,056
5.50%, 7/01/38	1,295	1,222,985

		97,935,885
Indiana — 3.2%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/40	1,240	1,047,936
5.00%, 7/01/44	495	411,385
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	14,105	14,577,376

		16,036,697
Louisiana — 1.8%
New Orleans Aviation Board Louisiana, GARB, Refunding Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	500	559,045
Series A-2, 6.00%, 1/01/23	720	805,025
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	3,500	3,637,725
5.50%, 5/15/29	3,735	3,843,240

		8,845,035
Michigan — 6.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	2,780	3,002,150
Series C-1, 7.00%, 7/01/27	9,055	9,475,333
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	6,320	6,348,693
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	6,015	6,052,293
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group, Series V, 8.25%, 9/01/39	5,780	6,903,112

		31,781,581
Minnesota — 2.3%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,320,650
Mississippi — 6.0%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities Expansion & Renovation Project, Series A, 5.00%, 6/01/41	1,830	1,832,434
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM):
6.75%, 12/01/31	$3,775	$4,495,232
6.75%, 12/01/33	2,350	2,774,951
6.88%, 12/01/40	6,405	7,554,697
Mississippi Development Bank, Refunding RB, Special Obligation Series A:
Jackson Mississippi Water & Sewer System (AGM), 5.00%, 9/01/30	9,030	9,246,991
Jackson Public School District Project, 5.00%, 4/01/28	3,005	3,016,239
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project, 5.00%, 3/01/33	1,280	1,302,285

		30,222,829
Missouri — 0.3%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28	1,400	1,460,382
Nevada — 4.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	11,175	11,403,417
County of Clark Nevada Airport System, ARB, Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,965	3,859,452
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	5,850	6,306,651

		21,569,520
New Jersey — 8.7%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (b)	1,430	1,752,737
6.00%, 12/15/34	2,920	3,253,581
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	6,500	6,577,025
New Jersey Higher Education Student Assistance Authority, Refunding RB, Student Loan, Series 1, AMT, 5.75%, 12/01/28	4,475	4,622,899
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	2,365	2,453,616
Transportation System, Series A, 5.50%, 6/15/41	17,710	18,251,218
Rutgers The State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	3,900	4,035,798
Series L, 5.00%, 5/01/32	2,410	2,493,916

		43,440,790
New York — 8.6%
Metropolitan Transportation Authority, Refunding RB, Series C, 5.00%, 11/15/28	5,500	5,705,095
New York City Municipal Water Finance Authority, RB, Water & Sewer System 2nd General Resolution:
Fiscal 2009, Series EE, 5.25%, 6/15/40	7,500	7,733,325
Series FF-2, 5.50%, 6/15/40	4,000	4,250,200
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series EE, 5.38%, 6/15/43	3,475	3,618,135

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Transitional Finance Authority Building Aid, BARB:
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	$4,000	$4,393,920
Fiscal 2011, Sub-Series S-2A, 5.00%, 7/15/30	7,110	7,367,027
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36 (a)	10,000	10,307,500

		43,375,202
Ohio — 2.2%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	875	852,346
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	2,645	2,748,843
5.25%, 2/15/31	5,145	5,323,223
5.25%, 2/15/32	2,250	2,317,567

		11,241,979
Pennsylvania — 2.9%
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, 1st Series, 5.00%, 4/01/42	9,325	9,268,397
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	4,945	5,289,568

		14,557,965
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 6.38%, 8/01/39	3,315	3,125,018
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	3,275	2,827,995

		5,953,013
South Carolina — 2.9%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County Schools, 5.00%, 12/01/29	4,855	5,072,601
County of Charleston South Carolina Airport District, ARB, Series A, AMT (a):
5.25%, 7/01/25	4,030	4,231,943
6.00%, 7/01/38	5,270	5,459,562

		14,764,106
Texas — 21.4%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	4,190	4,384,626
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,302,359
6.00%, 11/15/36	9,435	10,698,346
5.38%, 11/15/38	5,000	5,269,150
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	9,110	9,407,350
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	4,080	3,715,574
Series D, 5.00%, 11/01/38	1,200	1,092,816
Series H, 5.00%, 11/01/37	4,575	4,179,583
Dallas-Fort Worth International Airport, Refunding ARB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	4,550	4,194,600
Lower Colorado River Authority, Refunding RB:
Series A, 5.00%, 5/15/29	2,950	3,029,414
Series B, 5.00%, 5/15/37	4,515	4,362,574
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	$3,500	$3,654,140
North Texas Tollway Authority, Refunding RB, System 1st Tier:
(AGM), 6.00%, 1/01/43	5,555	5,885,189
Series K-1 (AGC), 5.75%, 1/01/38	12,150	12,692,619
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38 (a)	7,170	7,331,827
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,906,573
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	11,250	11,113,087

		107,219,827
Virginia — 1.4%
Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	1,750	1,780,923
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	4,300	5,371,044

		7,151,967
Washington — 2.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	4,200	4,367,118
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	5,690	5,438,160
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	3,290	3,439,827

		13,245,105
Total Municipal Bonds — 136.5%		685,007,017

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
City of Mobile Alabama Board of Water and Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	6,500	6,597,760
California — 2.7%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,960	8,067,619
Los Angeles Unified School District California, GO, Election of 2004, Series I, 5.00%, 1/01/34	2,400	2,415,528
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	3,020	3,024,180

		13,507,327
District of Columbia — 0.8%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	3,379	3,760,069
Florida — 2.7%
County of Hillsborough Florida Aviation Authority, RB, Tempa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	10,980,344
County of Lee Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 9/01/40	2,370	2,476,294

		13,456,638

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	49

Schedule of Investments (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Indiana — 1.9%
Indiana Health & Educational Facilities Financing Authority, Refunding RB, St. Francis, Series E (AGM), 5.25%, 5/15/41	$9,850	$9,624,238
Kentucky — 0.1%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	435,596
Massachusetts — 1.9%
Massachusetts School Building Authority, RB, Senior Dedicated Sales Tax, Series B, 5.00%, 10/15/41	9,440	9,603,407
Nevada — 2.9%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	8,994,000
Series B, 5.50%, 7/01/29	5,008	5,607,514

		14,601,514
New Jersey — 3.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	7,402	7,596,033
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM, AMBAC), 5.00%, 12/15/32	8,000	8,136,000
Series B, 5.25%, 6/15/36 (d)	2,961	3,009,642

		18,741,675
New York — 11.4%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (d)	9,249	9,503,547
New York City Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,994	5,306,653
New York City Transitional Finance Authority Building Aid, BARB, Series B-3, 5.25%, 1/15/39	5,619	5,720,814
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	13,950	14,192,372
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	8,200	8,609,180
New York State Dormitory Authority, RB, Personal Income Tax, Series B, 5.25%, 3/15/38	13,500	13,917,960

		57,250,526
Texas — 4.6%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	12,027	13,153,834
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, Special Projects, System, Series A, 5.50%, 9/01/41	$9,640	$10,064,546

		23,218,380
Utah — 1.3%
City of Riverton Utah, RB, Hospital, IHC Health Services, Inc., 5.00%, 8/15/41	6,373	6,288,215
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.3%		177,085,345
Total Long-Term Investments (Cost — $860,694,361) — 171.8%		862,092,362

Short-Term Securities
California — 0.1%
California Infrastructure & Economic Development Bank, Refunding RB, VRDN, Pacific Gas & Electric Co., Series D, 0.03%, 9/03/13 (g)	700	700,000
Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2, 0.06%, 9/03/13 (g)	2,000	2,000,000
Florida — 1.0%
County of Sarasota Florida Public Hospital District, Refunding RB, VRDN, Sarasota Memorial Hospital Project, Series A, 0.05%, 9/03/13 (g)	5,000	5,000,000
New York — 0.3%
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series DD-1, 0.05%, 9/03/13 (g)	1,500	1,500,000

	Shares
Money Market Funds — 5.5%
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	27,631,574	27,631,574
Total Short-Term Securities (Cost — $36,831,574) — 7.3%		36,831,574
Total Investments (Cost — $897,525,935) — 179.1%		898,923,936
Liabilities in Excess of Other Assets — (5.3%)		(26,511,153)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1%)		(96,002,928)
VRDP Shares, at Liquidation Value — (54.7%)		(274,600,000)

Net Assets Applicable to Common Shares — 100.0%		$501,809,855

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$5,459,562	$4,269
J.P. Morgan Securities LLC	$7,331,827	$(44,734)
Raymond James Financial, Inc.	$7,561,046	$(17,319)

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings Investment Quality Fund (MFL)

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $22,520,584.

(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	687,432	26,944,142	27,631,574	$3,331

(f)	Represents the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$862,092,362	—	$862,092,362
Short-Term Securities	$27,631,574	9,200,000		36,831,574

Total	$27,631,574	$871,292,362	—	$898,923,936

[1] See above Schedule of Investments for values in each state or political subdivision.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(95,959,167)	—	$(95,959,167)
VRDP Shares	—	(274,600,000)	—	(274,600,000)

Total	—	$(370,559,167)	—	$(370,559,167)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	51

Schedule of Investments August 31, 2013	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$7,610	$8,286,072
Camden Alabama IDB, RB, Weyerhaeuser Co. Project, Series A, 6.13%, 12/01/13 (a)	2,550	2,588,275
Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 5/01/34	1,850	1,868,149
5.38%, 12/01/35	1,000	978,951
Selma Alabama IDB, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	5,029,650

		18,751,097
Alaska — 0.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,250	834,575
Arizona — 2.2%
Maricopa County Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,600	2,972,556
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	3,300	3,307,260
Phoenix Civic Improvement Corp., Refunding ARB, Junior Lien, Series A, 5.00%, 7/01/40	2,000	1,931,120
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,000	4,567,050

		12,777,986
California — 9.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,380,600
Sutter Health, Series B, 6.00%, 8/15/42	5,600	6,159,160
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,137,607
California HFA, RB, S/F, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	1,460	1,509,625
California State Public Works Board, LRB, Department of Mental Health, Coalinga, Series A, 5.13%, 6/01/14 (a)	10,435	10,820,573
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,200	1,236,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,585	10,938,785
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 6.43%, 8/01/46 (b)	10,000	1,245,100
San Diego Community College District, GO, Election of 2006, 5.00%, 8/01/43	4,285	4,365,387
State of California, GO, Various Purposes, 6.50%, 4/01/33	9,700	11,271,303

		54,064,140
Colorado — 1.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,815,525
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	2,864,730
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	385	397,948

		6,078,203
Municipal Bonds	Par (000)	Value
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$2,500	$2,511,425
District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Senior 1st Lien, Series A:
5.00%, 10/01/39	415	406,688
5.25%, 10/01/44	650	650,975

		1,057,663
Florida — 7.4%
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	4,630	5,292,460
Series B-1, 5.63%, 7/01/38	5,000	5,381,700
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A, AMT (AGC, Syncora), 5.00%, 10/01/40	10,000	9,366,300
Series A-1, 5.38%, 10/01/41	10,290	10,386,006
County of Miami-Dade Florida Expressway Authority, RB, Toll System, Series A (AGM), 5.00%, 7/01/35	8,900	8,904,539
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/42	3,750	3,643,800

		42,974,805
Georgia — 2.1%
City of Atlanta Georgia Department of Aviation, GARB, Refunding Series B, AMT, 5.00%, 1/01/29	1,070	1,068,791
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	3,570	3,640,793
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,346,973
Municipal Electric Authority of Georgia, Refunding RB, Series W:
6.60%, 1/01/18 (c)	110	112,219
6.60%, 1/01/18	3,645	3,978,262

		12,147,038
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 7/01/35	5,000	5,255,050
Illinois — 13.5%
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,118,229
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.00%, 1/01/41	4,640	4,558,243
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,670	6,349,506
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series B-2, AMT (NPFGC), 6.00%, 1/01/27	17,080	17,298,282
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien, Water Project (AGM), 5.25%, 11/01/33	1,330	1,340,068
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	10,849,644
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	615	583,291
Illinois Finance Authority, Refunding RB, Series A:
Northwestern Memorial Hospital, 6.00%, 8/15/39	9,000	9,855,720
OSF Healthcare System, 6.00%, 5/15/39	4,990	5,276,825

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	$2,645	$2,844,698
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	2,765	3,231,594
Series C (NPFGC), 7.75%, 6/01/20	4,000	4,812,840
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,004,100

		79,123,040
Indiana — 2.8%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/40	2,640	2,231,090
5.00%, 7/01/44	1,525	1,267,397
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	8,891,098
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Series D, 6.75%, 2/01/14	3,670	3,766,411

		16,155,996
Iowa — 0.1%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,000	774,260
Kentucky — 4.5%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 9/01/39	1,000	995,260
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A:
6.38%, 6/01/40	2,000	2,062,800
6.50%, 3/01/45	4,000	4,147,400
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 5/01/39	8,000	8,291,120
Kentucky Housing Corp., Refunding RB, Series L, AMT, 5.25%, 1/01/38	3,820	3,491,862
Lexington-Fayette Urban County Airport Board, GARB, Refunding, Series A, 5.00%, 7/01/27	7,000	7,394,170

		26,382,612
Louisiana — 3.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	2,615	2,714,658
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40 (d)	2,210	2,176,364
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,420	3,301,223
5.25%, 5/15/32	4,375	4,203,369
5.25%, 5/15/33	4,750	4,530,882
5.25%, 5/15/35	1,500	1,409,295

		18,335,791
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB:
Eastern Maine Medical Center, 5.00%, 7/01/43	2,500	2,370,125
Series A, 5.00%, 7/01/39	5,000	4,985,250
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,190	1,178,873

		8,534,248
Municipal Bonds	Par (000)	Value
Maryland — 1.9%
Maryland Community Development Administration, RB, Residential, Series H, AMT, 5.10%, 9/01/37	$1,835	$1,814,962
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	3,072,290
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 1/01/41	2,000	2,058,980
University of Maryland Medical System, 5.00%, 7/01/34	2,100	2,031,225
University of Maryland Medical System, 5.13%, 7/01/39	2,100	2,017,071

		10,994,528
Massachusetts — 6.1%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,442,176
Massachusetts HFA, RB, AMT:
S/F Housing, Series 130, 5.00%, 12/01/32	2,500	2,493,675
Series A, 5.20%, 12/01/37	2,865	2,795,352
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	6,550	6,562,903
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	4,500	4,582,845
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (c)	13,855	16,026,910

		35,903,861
Michigan — 4.1%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	2,500	2,511,350
7.00%, 7/01/36	1,250	1,300,613
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	7,950	7,371,796
McLaren Health Care, 5.75%, 5/15/38	7,285	7,774,843
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital Obligated Group, Series V, 8.25%, 9/01/39	4,100	4,896,671

		23,855,273
Mississippi — 5.1%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control Weyerhaeuser Co. Project:
Series A, 6.80%, 4/01/22	9,160	10,060,978
Series B, 6.70%, 4/01/22	4,500	4,895,820
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	15,000	14,707,500

		29,664,298
Missouri — 1.8%
Kansas City Missouri, Refunding ARB, General Improvement, Series A, AMT, 5.25%, 9/01/25	10,000	10,449,200
Nebraska — 1.0%
Central Plains Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/42	6,200	5,587,626
Nevada — 0.9%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	5,000	5,322,500

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	53

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	$2,145	$2,138,672
New Jersey — 5.5%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (a)	3,695	3,857,432
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,316,200
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	895	938,291
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	8,750	8,937,425
Transportation System, Series B, 5.50%, 6/15/31	8,000	8,396,960

		32,446,308
New York — 6.7%
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/23	3,245	3,838,640
6.50%, 11/15/28	14,925	17,355,238
New York City Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	4,150	4,409,582
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	8,900	8,991,047
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 6.00%, 12/01/36	3,165	3,461,909
Rochester Housing Authority, RB, Andrews Terrace Apartments, M/F Housing, AMT (Ginnie Mae), 4.70%, 12/20/38	1,000	932,630

		38,989,046
North Carolina — 1.0%
Gaston County Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	3,608,788
North Carolina Medical Care Commission, Refunding RB, Health Care Facilities, WakeMed, Series A, 4.13%, 10/01/38	2,730	2,211,218

		5,820,006
Ohio — 2.0%
Buckeye Tobacco Settlement Financing Authority, RB, Senior Turbo Term, Series A-2, 6.50%, 6/01/47	1,125	828,304
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.25%, 6/01/38	2,875	2,855,047
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	1,915	2,148,726
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	5,470	5,804,928

		11,637,005
Pennsylvania — 0.4%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	195	196,460
Philadelphia Pennsylvania IDA, RB, Retirement Facilities:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,000	977,430
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Philadelphia Pennsylvania IDA, RB, Retirement Facilities (concluded):
Rieder House Project, Series A, 6.10%, 7/01/33	$1,355	$1,324,418

		2,498,308
Puerto Rico — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 6.38%, 8/01/39	6,520	6,146,339
South Carolina — 1.0%
County of Georgetown South Carolina, Refunding RB, International Paper Co. Project, Series A, AMT, 5.55%, 12/01/29	1,000	1,011,070
County of Richland South Carolina, Refunding RB, International Paper Co. Project, AMT, 6.10%, 4/01/23	5,000	4,878,400

		5,889,470
Texas — 12.9%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	3,055	183,300
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	988,030
6.00%, 1/01/41	4,300	4,237,091
Series A, 5.00%, 1/01/43	6,925	5,889,920
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (a):
7.13%, 12/01/18	3,500	4,483,745
7.25%, 12/01/18	5,400	6,951,744
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 8/15/39	925	949,901
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	3,600	3,358,440
Matagorda County Navigation District No. 1, Refunding RB, CenterPoint Energy Project, 5.60%, 3/01/27 (d)	9,355	9,558,004
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	852,010
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	3,500	3,745,490
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, 4.00%, 9/15/42	7,200	5,841,360
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	5,000	5,430,000
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	10,000	10,779,000
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	5,010,545
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 4.00%, 8/15/38	9,375	7,329,000

		75,587,580
Utah — 0.7%
Utah Transit Authority, Refunding RB, Subordinated Sales Tax, 4.00%, 6/15/39	5,000	4,128,150
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	30	30,339

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 4.5%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	$3,550	$3,538,001
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	3,105	3,149,184
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	2,000	1,921,060
5.13%, 10/01/42	6,015	5,756,415
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	8,000	8,289,200
Virginia HDA, Refunding RB, S/F Housing, Sub-Series A-3, AMT, 5.05%, 7/01/26	1,325	1,357,132
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT, 6.00%, 1/01/37	2,620	2,469,481

		26,480,473
Washington — 4.6%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	16,819,270
Seattle Washington Housing Authority, RB, Replacement Housing Projects, S/F & M/F Housing, 6.13%, 12/01/32	2,120	2,026,423
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,923,860

		26,769,553
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement Bonds, Charleston, Series A, 5.63%, 9/01/32	2,500	2,543,875
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	6,100	6,158,438
Wyoming — 1.4%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	4,500	4,739,895
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	3,805	3,162,564

		7,902,459
Total Municipal Bonds — 116.8%		682,701,236

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.6%
Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,500	3,591,315
California — 3.5%
University of California, RB, General, Series O, 5.25%, 5/15/39	20,000	20,658,600
Connecticut — 2.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	12,000	12,369,840
District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	7,495	7,715,570
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida — 2.5%
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	$14,747	$14,534,753
Illinois — 3.1%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	10,922,200
Illinois State Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	6,999	7,384,205

		18,306,405
Kentucky — 1.7%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, River City, Inc., First Mortgage, Series A, 5.38%, 12/01/39	9,195	9,639,946
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	4,710	4,715,699
Nevada — 3.0%
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	15,789	17,778,673
New York — 6.0%
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/37	24,199	24,661,149
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	10,000	10,499,000

		35,160,149
North Carolina — 3.1%
North Carolina Capital Facilities Finance Agency, RB, Residuals, Wake Forest University, 5.00%, 1/01/38	5,000	5,129,050
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	12,678	12,688,464

		17,817,514
Ohio — 2.3%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	4,400	4,471,236
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	8,500	8,886,410

		13,357,646
Oregon — 2.2%
State of Oregon Housing & Community Services Department, HRB, M/F, Series A, AMT, 4.95%, 7/01/30	13,000	13,027,134
South Carolina — 0.5%
South Carolina State Housing Finance & Development Authority, MRB, Series B-1, 5.55%, 7/01/39	2,559	2,599,176
Texas — 9.4%
City of Houston Texas, Refunding RB, Airport System, Senior Lien, Series A, 5.50%, 7/01/34	8,333	8,913,072
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (c)	20,970	25,115,350
Houston Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 5/15/40	10,000	10,452,991
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.25%, 9/01/32	4,322	4,355,903

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	55

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (concluded)
Texas State University System, Refunding RB, (AGM), 5.00%, 3/15/30	$5,667	$5,969,068

		54,806,384
Virginia — 1.2%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,099	2,195,468
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	4,892,184

		7,087,652
Washington — 4.4%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,097,300
5.00%, 11/01/36	6,000	6,116,760
(AGM), 5.00%, 11/01/32	14,007	14,284,157

		25,498,217
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.7%		278,664,673
Total Long-Term Investments (Cost — $939,447,029) — 164.5%		961,365,909
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	6,144,050	$6,144,050
Total Short-Term Securities (Cost — $6,144,050) — 1.0%		6,144,050
Total Investments (Cost — $945,591,079) — 165.5%		967,509,959
Other Assets Less Liabilities — 1.7%		10,151,091
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.5%)		(149,143,054)
VMTP Shares, at Liquidation Value — (41.7%)		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$584,717,996

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by municipal or US Treasury obligations.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire November 15, 2019 is $5,295,486.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	6,562,755	(418,705)	6,144,050	$3,434

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$961,365,909	—	$961,365,909
Short-Term Securities	$6,144,050	—	—	6,144,050

Total	$6,144,050	$961,365,909	—	$967,509,959

[1] See above Schedule of Investments for values in each state or political subdivision.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(149,084,654)	—	$(149,084,654)
VMTP Shares	—	(243,800,000)	—	(243,800,000)

Total	—	$(392,884,654)	—	$(392,884,654)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	57

Statements of Assets and Liabilities

August 31, 2013	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets
Investments at value — unaffiliated[1]	$80,924,414	$242,158,144	$196,244,182	$599,507,891	$527,603,616	$871,292,362	$961,365,909
Investments at value — affiliated[2]	1,380,043	1,669,953	452,174	5,187,077	3,183,216	27,631,574	6,144,050
Cash	—	71,626	37,830	122,384	135,632	—	—
Interest receivable	866,056	2,868,944	2,216,290	6,524,701	6,629,886	10,229,492	12,859,750
Investments sold receivable	—	1,515,067	—	—	1,900,099	3,962,382	1,570,733
Deferred offering costs	149,036	77,562	63,364	105,360	112,375	466,627	169,546
Prepaid expenses	37,253	4,378	3,776	9,646	8,980	61,983	10,846

Total assets	83,356,802	248,365,674	199,017,616	611,457,059	539,573,804	913,644,420	982,120,834

Accrued Liabilities
Investments purchased payable	821,950	1,370,696	1,223,019	1,385,305	—	37,640,446	—
Income dividends payable — Common Shares	253,740	825,102	599,335	2,059,689	1,992,586	2,703,256	3,774,949
Investment advisory fees payable	40,879	137,276	96,373	289,069	256,535	418,537	429,273
Officer’s and Trustees’ fees payable	7,596	26,718	20,026	61,848	56,354	174,621	144,129
Interest expense and fees payable	5,362	5,646	10,104	41,802	26,685	39,699	58,400
Other accrued expenses payable	24,674	58,232	61,952	99,333	81,207	298,839	111,433

Total accrued liabilities	1,154,201	2,423,670	2,010,809	3,937,046	2,413,367	41,275,398	4,518,184

Other Liabilities
TOB trust certificates	16,755,823	17,039,244	33,845,143	114,947,707	73,531,145	95,959,167	149,084,654
VRDP Shares, at liquidation value of $100,000 per share[3,4]	17,800,000	—	—	—	—	274,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	79,900,000	42,200,000	137,200,000	151,300,000	—	243,800,000

Total other liabilities	34,555,823	96,939,244	76,045,143	252,147,707	224,831,145	370,559,167	392,884,654

Total liabilities	35,710,024	99,362,914	78,055,952	256,084,753	227,244,512	411,834,565	397,402,838

Net Assets Applicable to Common Shareholders	$47,646,778	$149,002,760	$120,961,664	$355,372,306	$312,329,292	$501,809,855	$584,717,996

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$47,273,688	$149,422,659	$124,083,751	$374,758,607	$332,601,683	$525,940,982	$581,767,155
Undistributed net investment income	697,806	3,153,158	1,489,042	5,922,521	6,088,102	6,221,903	11,506,847
Undistributed net realized gain (accumulated net realized loss)	(2,335,343)	918,918	(2,518,293)	(15,836,139)	(10,968,495)	(31,751,031)	(30,474,886)
Net unrealized appreciation/depreciation	2,010,627	(4,491,975)	(2,092,836)	(9,472,683)	(15,391,998)	1,398,001	21,918,880

Net Assets Applicable to Common Shareholders	$47,646,778	$149,002,760	$120,961,664	$355,372,306	$312,329,292	$501,809,855	$584,717,996

Net asset value per Common Share	$14.27	$14.18	$13.83	$13.46	$13.32	$13.27	$9.14

[1] Investments at cost — unaffiliated	$78,913,787	$246,650,119	$198,337,018	$608,980,574	$542,995,614	$869,894,361	$939,447,029
[2] Investments at cost — affiliated	$1,380,043	$1,669,953	$452,174	$5,187,077	$3,183,216	$27,631,574	$6,144,050
[3] VRDP/VMTP Shares outstanding:
Par value $0.001 per share	178	799	422	1,372	1,513	—	—
Par value $0.10 per share	—	—	—	—	—	2,746	2,438
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10
[6] Common Shares outstanding	3,338,684	10,510,852	8,749,418	26,406,273	23,442,189	37,807,776	63,982,238
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2013

Statements of Operations

Year Ended August 31, 2013	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income
Interest	$4,093,111	$13,264,609	$9,397,624	$30,301,430	$28,839,915	$42,289,590	$53,163,859
Income — affiliated	243	708	408	957	998	3,331	3,434

Total income	4,093,354	13,265,317	9,398,032	30,302,387	28,840,913	42,292,921	53,167,293

Expenses
Investment advisory	598,778	1,757,853	1,240,238	3,665,974	3,362,705	5,478,513	5,535,601
Liquidity fees	160,947	—	—	—	—	1,932,092	—
Professional	62,073	84,506	77,563	75,504	87,995	74,395	59,581
Transfer agent	20,215	29,432	27,687	30,724	30,752	46,698	63,191
Remarketing fees on Preferred Shares	18,046	—	—	—	—	274,600	—
Accounting services	15,097	41,903	36,092	56,751	56,218	131,038	135,838
Custodian	8,490	18,040	14,231	31,809	29,611	46,784	47,899
Registration	8,286	8,389	8,291	8,430	9,337	11,609	25,413
Printing	7,466	10,575	9,707	16,277	14,884	17,370	14,291
Officer and Trustees	6,332	20,319	18,178	47,883	41,569	62,579	83,035
Miscellaneous	51,766	49,182	31,607	48,869	50,720	52,699	83,184

Total expenses excluding interest expense, fees and amortization of offering costs	957,496	2,020,199	1,463,594	3,982,221	3,683,791	8,128,377	6,048,033
Interest expense, fees and amortization of offering costs[1]	200,307	1,125,026	835,653	2,425,181	2,451,974	1,947,819	4,241,608

Total expenses	1,157,803	3,145,225	2,299,247	6,407,402	6,135,765	10,076,196	10,289,641
Less fees waived by Manager	(74,223)	(1,438)	(902)	(2,274)	(2,627)	(496,458)	(6,990)
Less fees paid indirectly	(7)	(13)	(10)	(41)	(104)	(64)	(142)

Total expenses after fees waived and paid indirectly	1,083,573	3,143,774	2,298,335	6,405,087	6,133,034	9,579,674	10,282,509

Net investment income	3,009,781	10,121,543	7,099,697	23,897,300	22,707,879	32,713,247	42,884,784

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(713,280)	1,884,723	(2,001,131)	1,399,167	1,374,411	(11,908,581)	(1,650,054)
Financial futures contracts	198,918	111,541	496,500	675,270	408,756	2,076,871	—

	(514,362)	1,996,264	(1,504,631)	2,074,437	1,783,167	(9,831,710)	(1,650,054)

Net change in unrealized appreciation/depreciation on investments	(8,100,674)	(27,894,939)	(22,035,087)	(71,172,199)	(65,487,095)	(90,463,253)	(94,389,898)

Total realized and unrealized loss	(8,615,036)	(25,898,675)	(23,539,718)	(69,097,762)	(63,703,928)	(100,294,963)	(96,039,952)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(5,605,255)	$(15,777,132)	$(16,440,021)	$(45,200,462)	$(40,996,049)	$(67,581,716)	$(53,155,168)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	59

Statements of Changes in Net Assets

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Bond Trust (BBK)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$3,009,781	$3,054,451	$10,121,543	$10,548,583
Net realized gain (loss)	(514,362)	1,321,542	1,996,264	3,355,408
Net change in unrealized appreciation/depreciation	(8,100,674)	6,218,132	(27,894,939)	21,519,646
Dividends to AMPS shareholders from net investment income	—	(4,325)	_	(62,496)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(5,605,255)	10,589,800	(15,777,132)	35,361,141

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(3,094,784)	(3,243,174)	(10,235,733)	(11,124,545)
Net realized gain	—	—	(1,455,701)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(3,094,784)	(3,243,174)	(11,691,434)	(11,124,545)

Capital Share Transactions
Reinvestment of common dividends	16,133	42,858	255,741	507,794

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(8,683,906)	7,389,484	(27,212,825)	24,744,390
Beginning of year	56,330,684	48,941,200	176,215,585	151,471,195

End of year	$47,646,778	$56,330,684	$149,002,760	$176,215,585

Undistributed net investment income, end of year	$697,806	$764,964	$3,153,158	$3,101,192

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

	BlackRock Municipal Income Investment Quality Trust (BAF)		BlackRock Municipal Income Quality Trust (BYM)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$7,099,697	$7,237,075	$23,897,300	$24,473,199
Net realized gain (loss)	(1,504,631)	5,422,236	2,074,437	(64,308)
Net change in unrealized appreciation/depreciation	(22,035,087)	12,870,664	(71,172,199)	53,327,603
Dividend and distributions to AMPS shareholders from net investment income	—	(33,384)	—	(107,278)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(16,440,021)	25,496,591	(45,200,462)	77,629,216

Dividends to Common Shareholders From[1]
Net investment income	(7,226,601)	(7,765,376)	(24,710,368)	(24,509,724)

Capital Share Transactions
Reinvestment of common dividends	41,052	73,423	498,568	650,769

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(23,625,570)	17,804,638	(69,412,262)	53,770,261
Beginning of year	144,587,234	126,782,596	424,784,568	371,014,307

End of year	$120,961,664	$144,587,234	$355,372,306	$424,784,568

Undistributed net investment income, end of year	$1,489,042	$1,568,617	$5,922,521	$6,655,953

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets

	BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Investment Quality Fund (MFL)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$22,707,879	$23,750,159	$32,713,247	$32,635,541
Net realized gain (loss)	1,783,167	5,292,283	(9,831,710)	20,616,300
Net change in unrealized appreciation/depreciation	(65,487,095)	44,778,410	(90,463,253)	55,301,830
Dividends to AMPS Shareholders from net investment income	—	(117,936)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(40,996,049)	73,702,916	(67,581,716)	108,553,671

Dividends to Common Shareholders From[1]
Net investment income:	(24,096,233)	(23,633,307)	(34,131,947)	(34,641,859)

Capital Share Transactions
Reinvestment of common dividends	647,211	991,824	743,537	695,306

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(64,445,071)	51,061,433	(100,970,126)	74,607,118
Beginning of year	376,774,363	325,712,930	602,779,981	528,172,863

End of year	$312,329,292	$376,774,363	$501,809,855	$602,779,981

Undistributed net investment income, end of year	$6,088,102	$7,391,750	$6,221,903	$7,627,074

	BlackRock MuniVest Fund, Inc. (MVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012

Operations
Net investment income	$42,884,784	$43,656,881
Net realized loss	(1,650,054)	(673,453)
Net change in unrealized appreciation/depreciation	(94,389,898)	73,804,188
Dividends to AMPS Shareholders from net investment income	—	(329,136)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(53,155,168)	116,458,480

Dividends to Common Shareholders From[1]
Net investment income	(45,202,014)	(44,898,307)

Capital Share Transactions
Reinvestment of common dividends	3,867,890	5,413,084

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(94,489,292)	76,973,257
Beginning of year	679,207,288	602,234,031

End of year	$584,717,996	$679,207,288

Undistributed net investment income, end of year	$11,506,847	$13,699,608

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	61

Statements of Cash Flows

Year Ended August 31, 2013	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Income Investment Quality Trust (BAF)	BlackRock Municipal Income Quality Trust (BYM)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Investment Quality Fund (MFL)	BlackRock MuniVest Fund, Inc (MVF)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(5,605,255)	$(15,777,132)	$(16,440,021)	$(45,200,462)	$(40,996,049)	$(67,581,716)	$(53,155,168)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(11,978)	75,245	(99,467)	(378,891)	2,513	437,122	925,955
(Increase) decrease in prepaid expenses	(35,336)	1,444	936	4,712	6,069	(51,132)	1,059
Decrease in investment advisory fees payable	(3,686)	(10,804)	(7,125)	(20,815)	(28,233)	(10,629)	(45,023)
Increase (decrease) in interest expense and fees payable	(1,211)	385	(4,096)	(3,041)	(15,229)	(15,263)	(32,571)
Decrease in other accrued expenses payable	(15,130)	(11,191)	(762)	(37,626)	(32,062)	(80,043)	(24,655)
Increase in Officer’s and Trustees’ fees payable	1,015	2,168	4,685	1,740	225	30,184	3,910
Net realized and unrealized loss on investments	8,813,954	26,010,216	24,036,218	69,773,032	64,112,684	102,371,834	96,039,952
Amortization of premium and accretion of discount on investments	315,669	(1,691,234)	1,017,267	(2,363,017)	(526,632)	4,149,127	1,294,131
Amortization of deferred offering costs	18,565	58,394	48,198	78,704	88,942	10,671	126,156
Proceeds from sales of long-term investments	31,195,722	97,942,696	97,028,259	156,436,420	118,054,971	602,789,359	168,684,864
Purchases of long-term investments	(28,597,267)	(97,690,533)	(95,130,565)	(164,369,807)	(113,766,810)	(537,565,161)	(122,749,493)
Net proceeds from sales (purchases) of short-term securities	(1,720,366)	(1,086,346)	(543,774)	917,379	12,025,258	(35,544,142)	418,705

Cash provided by operating activities	4,354,696	7,823,308	9,909,753	14,838,328	38,925,647	68,940,211	91,487,822

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	1,054,916	7,305,323	12,280,946	31,505,554	13,773,746	8,022,705	—
Cash payments for TOB trust certificates	(2,884,165)	(3,570,015)	(14,932,498)	(22,012,094)	(29,118,165)	(43,386,595)	(50,171,792)
Cash dividends paid to Common Shareholders	(3,095,269)	(11,486,990)	(7,220,371)	(24,209,404)	(23,445,596)	(33,573,935)	(41,312,825)
Decrease in bank overdraft	—	—	—	—	—	(2,386)	(3,205)

Cash used for financing activities	(4,924,518)	(7,751,682)	(9,871,923)	(14,715,944)	(38,790,015)	(68,940,211)	(91,487,822)

Cash
Net increase (decrease) in cash	(569,822)	71,626	37,830	122,384	135,632	—	—
Cash at beginning of year	569,822	—	—	—	—	—	—

Cash at end of year	—	$71,626	$37,830	$122,384	$135,632	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$182,953	$1,066,247	$791,551	$2,349,518	$2,378,261	$1,952,411	$4,148,023

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$16,133	$255,741	$41,052	$498,568	$647,211	$743,537	$3,867,890

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.88	$14.67		$15.51		$14.16		$14.86

Net investment income[1]	0.90	0.92		1.03		1.02		1.03
Net realized and unrealized gain (loss)	(2.58)	2.26		(0.89)		1.27		(0.76)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.02)		(0.13)

Net increase (decrease) from investment operations	(1.68)	3.18		0.12		2.27		0.14

Dividends to Common Shareholders from net investment income[3]	(0.93)	(0.97)		(0.96)		(0.92)		(0.84)

Net asset value, end of year	$14.27	$16.88		$14.67		$15.51		$14.16

Market price, end of year	$13.14	$16.61		$14.22		$15.60		$13.20

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(10.35)%	22.36%		1.29%		16.80%		2.43%

Based on market price	(16.10)%	24.21%		(2.38)%		26.02%		(0.64)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.09%	2.21%	[5]	1.81%	[5]	1.57%	[5]	1.71%	[5]

Total expenses after fees waived and paid indirectly	1.96%	2.12%	[5]	1.66%	[5]	1.35%	[5]	1.36%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.60% [7]	1.72%	[5,7]	1.39%	[5]	1.15%	[5]	1.25%	[5]

Net investment income	5.45%	5.78%	[5]	7.25%	[5]	6.92%	[5]	7.98%	[5]

Dividends to AMPS shareholders	—	0.01%		0.13%		0.15%		1.01%

Net investment income to Common Shareholders	5.45%	5.77%		7.12%		6.77%		6.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$47,647	$56,331		$48,941		$51,708		$47,203

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$17,850		$17,850		$17,850

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$17,800	$17,800		—		—		—

Portfolio turnover	32%	36%		25%		47%		71%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$93,546		$97,421		$91,112

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$367,678	$416,465		—		—		—

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.27% and 1.42%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	63

Financial Highlights	BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,
	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.79	$14.48		$15.29	$13.23		$13.96

Net investment income[1]	0.96	1.01		1.14	1.14		1.14
Net realized and unrealized gain (loss)	(2.46)	2.37		(0.87)	1.97		(0.83)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.01)		(0.03)	(0.03)		(0.13)
Net realized gain	—	—		—	—		—

Net increase (decrease) from investment operations	(1.50)	3.37		0.24	3.08		0.18

Dividends and distributions to Common Shareholders from:[2]
Net Investment income	(0.97)	(1.06)		(1.05)	(1.02)		(0.91)
Net realized gain	(0.14)	—		—	—		—

Total dividends and distributions to Common Shareholders	(1.11)	(1.06)		(1.05)	(1.02)		(0.91)

Net asset value, end of year	$14.18	$16.79		$14.48	$15.29		$13.23

Market price, end of year	$13.49	$17.16		$14.86	$15.79		$13.80

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.52)%	23.96%		2.02%	24.13%		2.52%

Based on market price	(15.78)%	23.45%		1.38%	22.90%		7.48%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses	1.82%	1.69%	[4]	1.33% [4]	1.29%	[4]	1.51% [4]

Total expenses after fees waived and paid indirectly	1.82%	1.64%	[4]	1.19% [4]	1.08%	[4]	1.19% [4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.17%	1.18%	[4,6]	1.16% [4]	1.05%	[4]	1.10% [4]

Net investment income	5.85%	6.39%		8.15%	8.08%		9.67%

Dividends to AMPS Shareholders	—	0.04%		0.19%	0.22%		1.11%

Net investment income to Common Shareholders	5.85%	6.35%		7.96%	7.86%		8.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$149,003	$176,216		$151,471	$159,216		$137,030

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$79,900	$79,900		$79,900

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900		—	—		—

Portfolio turnover	32%	46%		27%	51%		46%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$72,394	$74,819		$67,877

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$286,487	$320,545		—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%.

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Municipal Income Investment Quality Trust (BAF)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.53	$14.50		$15.08		$14.06		$14.23

Net investment income[1]	0.81	0.83		0.91		0.94		0.91
Net realized and unrealized gain (loss)	(2.68)	2.09		(0.58)		0.95		(0.27)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.02)		(0.09)

Net increase (decrease) from investment operations	(1.87)	2.92		0.31		1.87		0.55

Dividends to Common Shareholders from net investment income[3]	(0.83)	(0.89)		(0.89)		(0.85)		(0.72)

Net asset value, end of year	$13.83	$16.53		$14.50		$15.08		$14.06

Market price, end of year	$12.82	$16.24		$13.92		$15.64		$13.01

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(11.69)%	20.76%		2.62%		13.93%		5.36%

Based on market price	(16.68)%	23.59%		(5.01)%		27.70%		11.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	1.49%	[5]	1.25%	[5]	1.23%	[5]	1.60%	[5]

Total expenses after fees waived and paid indirectly	1.63%	1.49%	[5]	1.23%	[5]	1.14%	[5]	1.40%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering cost[6]	1.03%	1.06%	[5,7]	1.09%	[5]	0.97%	[5]	0.98%	[5]

Net investment income	5.02%	5.31%	[5]	6.51%	[5]	6.54%	[5]	7.04%	[5]

Dividends to AMPS shareholders	—	0.02%		0.12%		0.14%		0.66%

Net investment income to Common Shareholders	5.02%	5.29%		6.39%		6.40%		6.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$120,962	$144,587		$126,783		$131,772		$122,825

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$42,275		$42,275		$42,275

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200		—		—		—

Portfolio turnover	43%	51%		33%		26%		45%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$99,975		$102,926		$97,637

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$386,639	$442,624		—		—		—

[1]	Based on average common shares outstanding.

[2]	Amount is greater than (0.005)%.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	65

Financial Highlights	BlackRock Municipal Income Quality Trust (BYM)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.11	$14.09		$14.64		$13.55		$14.04

Net investment income[1]	0.91	0.93		0.97		0.96		0.91
Net realized and unrealized gain (loss)	(2.62)	2.02		(0.58)		1.00		(0.55)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.02)		(0.10)

Net increase (decrease) from investment operations	(1.71)	2.95		0.37		1.94		0.26

Dividends to Common Shareholders from net investment income[3]	(0.94)	(0.93)		(0.92)		(0.85)		(0.75)

Net asset value, end of year	$13.46	$16.11		$14.09		$14.64		$13.55

Market price, end of year	$12.59	$16.73		$13.85		$15.26		$13.69

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(11.13)%	21.54%		3.09%		14.74%		2.83%

Based on market price	(19.96)%	28.40%		(2.79)%		18.42%		10.58%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.46%	[5]	1.25%	[5]	1.15%	[5]	1.38%	[5]

Total expenses after fees waived and paid indirectly	1.55%	1.46%	[5]	1.24%	[5]	1.06%	[5]	1.20%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[6]	0.96%	1.00%	[5,7]	1.07%	[5]	0.92%	[5]	0.93%	[5]

Net investment income	5.77%	6.12%	[5]	7.15%	[5]	6.85%	[5]	7.23%	[5]

Dividends to AMPS shareholders	—	0.03%		0.14%		0.15%		0.76%

Net investment income to Common Shareholders	5.77%	6.09%		7.01%		6.70%		6.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$355,372	$424,785		$371,014		$384,563		$355,334

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$137,250		$137,250		$137,250

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200		—		—		—

Portfolio turnover	24%	17%		19%		13%		18%

Asset coverage per AMPS Shares at $25,000 liquidation value, end of year	—	—		$92,580		$95,049		$89,725

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$359,018	$409,610		—		—		—

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Municipal Income Trust II (BLE)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.10	$13.96		$14.63		$12.78		$13.60

Net investment income[1]	0.97	1.02		1.08		1.08		1.09
Net realized and unrealized gain (loss)	(2.72)	2.14		(0.73)		1.77		(0.95)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.02)		(0.03)		(0.12)

Net increase (decrease) from investment operations	(1.75)	3.15		0.33		2.82		0.02

Dividends to Common Shareholders from net investment income[2]	(1.03)	(1.01)		(1.00)		(0.97)		(0.84)

Net asset value, end of year	$13.32	$16.10		$13.96		$14.63		$12.78

Market price, end of year	$13.20	$16.74		$14.13		$15.22		$13.45

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(11.60)%	23.25%		2.70%		22.83%		1.54%

Based on market price	(15.75)%	26.61%		(0.07)%		21.42%		9.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	1.55%	[4]	1.18%	[4]	1.16%	[4]	1.36%	[4]

Total expenses after fees waived and paid indirectly	1.67%	1.48%	[4]	1.10%	[4]	1.08%	[4]	1.19%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.00%	0.96%	[4,6]	1.01%	[4]	0.99%	[4]	1.05%	[4]

Net investment income	6.17%	6.74%	[4]	7.94%	[4]	7.89%	[4]	9.69%	[4]

Dividends to AMPS shareholders	—	0.03%		0.17%		0.20%		1.07%

Net investment income to Common Shareholders	6.17%	6.71%		7.77%		7.69%		8.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$312,329	$376,774		$325,713		$340,269		$296,070

AMPS Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—		$151,300		$151,300		$151,300

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300		—		—		—

Portfolio turnover	17%	24%		16%		29%		19%

Asset coverage per AMPS Share at $25,000 liquidation preference, end of year	—	—		$78,819		$81,226		$73,923

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$306,430	$349,025		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	67

Financial Highlights	BlackRock MuniHoldings Investment Quality Fund (MFL)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.96	$14.00		$14.69		$13.57		$13.50

Net investment income[1]	0.87	0.86		0.95		0.96		0.94
Net realized and unrealized gain (loss)	(2.66)	2.02		(0.71)		1.04		(0.03)
Dividends to AMPS shareholders from net investment income	—	—		(0.02)		(0.03)		(0.13)

Net increase (decrease) from investment operations	(1.79)	2.88		0.22		1.97		0.78

Dividends to Common Shareholders from net investment income[2]	(0.90)	(0.92)		(0.91)		(0.85)		(0.71)

Net asset value, end of year	$13.27	$15.96		$14.00		$14.69		$13.57

Market price, end of year	$12.59	$16.13		$13.84		$14.65		$12.63

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(11.70)%	21.22%		2.01%		15.22%		7.36%

Based on market price	(17.11)%	23.93%		1.12%		23.46%		16.19%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	1.87%		1.37%	[4]	1.17%	[4]	1.32%	[4]

Total expenses after fees waived and paid indirectly	1.62%	1.80%		1.30%	[4]	1.09%	[4]	1.20%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.29% [6]	1.39%	[6]	1.14%	[4]	1.01%	[4]	1.07%	[4]

Net investment income	5.55%	5.76%		7.03%	[4]	6.85%	[4]	7.48%	[4]

Dividends to AMPS shareholders	—	—		0.18%		0.21%		1.05%

Net investment income to Common Shareholders	5.55%	5.76%		6.85%		6.64%		6.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$501,810	$602,780		$528,173		$553,367		$511,013

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$274,650		$274,650

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600		$274,600		—		—

Portfolio turnover	59%	44%		32%		38%		40%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$75,371		$71,516

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$282,742	$319,512		$292,343		—		—

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92% and 0.99%, respectively.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.68	$9.55	$10.01	$8.98	$8.91

Net investment income[1]	0.67	0.69	0.73	0.73	0.70
Net realized and unrealized gain (loss)	(1.50)	1.16	(0.47)	0.97	(0.03)
Dividends to AMPS shareholders from net investment income	—	(0.01)	(0.02)	(0.02)	(0.06)

Net increase (decrease) from investment operations	(0.83)	1.84	0.24	1.68	0.61

Dividends to Common Shareholders from net investment income[2]	(0.71)	(0.71)	(0.70)	(0.65)	(0.54)

Net asset value, end of year	$9.14	$10.68	$9.55	$10.01	$8.98

Market price, end of year	$8.91	$11.28	$9.73	$10.38	$8.91

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(8.39)%	19.85%	2.90%	19.31%	8.18%

Based on market price	(15.45)%	24.24%	1.11%	24.69%	14.81%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.54%	1.51%	1.28%	1.22%	1.53%

Total expenses after fees waived and paid indirectly[4]	1.54%	1.51%	1.28%	1.22%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4,5]	0.91%	0.98% [6]	1.05%	1.03%	1.14%

Net investment income[4]	6.43%	6.79%	7.93%	7.71%	8.74%

Dividends to AMPS shareholders	—	0.05%	0.18%	0.19%	0.78%

Net investment income to Common Shareholders	6.43%	6.74%	7.75%	7.52%	7.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$584,718	$679,207	$602,234	$625,195	$555,889

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$243,825	$243,825	$243,825

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	—	—	—

Portfolio turnover	11%	11%	10%	25%	31%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	$86,749	$89,106	$81,999

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$339,835	$378,592	—	—	—

[1]	Based on average Common shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	69

Notes to Financial Statements

1. Organization:

BlackRock Municipal Bond Investment Trust (“BIE”) and BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BIE, BBK, BAF, BYM, BLE, MFL, and MVF are referred to herein collectively as the “Trusts”. BBK, BYM and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. BAF, BIE, MFL, and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contract), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income,

70	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s US federal tax return remains open for each of the four years ended August 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating trusts that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a

ANNUAL REPORT	AUGUST 31, 2013	71

Notes to Financial Statements (continued)

corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended August 31, 2013, no TOBs in which the Trusts participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash received in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then Trust, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably including the maximum potential amounts owed by the Trusts at August 31, 2013, in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. As of August 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BIE	$30,363,376	$16,755,823	0.06% - 0.31%
BBK	$28,621,098	$17,039,244	0.06% - 0.11%
BAF	$57,899,496	$33,845,143	0.06% - 0.31%
BYM	$202,779,695	$114,947,707	0.06% - 0.34%
BLE	$122,350,419	$73,531,145	0.06% - 0.11%
MFL	$177,085,345	$95,959,167	0.06% - 0.31%
MVF	$278,664,673	$149,084,654	0.06% - 0.15%

For the year ended August 31, 2013, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BIE	$19,047,265	0.73%
BBK	$17,545,761	0.72%
BAF	$41,886,384	0.74%
BYM	$115,036,505	0.69%
BLE	$91,739,088	0.72%
MFL	$131,844,852	0.77%
MVF	$195,776,797	0.70%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained

72	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from option premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Trusts’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2013
Net Realized Gain (Loss) From	BIE	BBK	BAF	BYM	BLE	MFL
Interest rate contracts:
Financial futures contracts	$198,918	$111,541	$496,500	$675,270	$408,756	$2,076,871
Options[1]	—	(57,863)	—	—	—	—
Total	$198,918	$53,678	$496,500	$675,270	$408,756	$2,076,871
[1]	Options purchased are included in the net realized gain (loss) from investments.

For the year ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BIE	BBK		BAF	BYM	BLE	MFL
Financial futures contracts:
Average number of contracts sold	14	11		34	84	57	141
Average notional value of contracts sold	$1,744,453	$1,469,195		$4,361,133	$10,981,523	$7,300,859	$18,219,844
Options:
Average number of option contracts purchased	—	366	[2]	—	—	—	—
Average notional value of option contracts purchased	—	$47,763	[2]	—	—	—	—
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and

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Notes to Financial Statements (continued)

administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage of each Trust’s average weekly net assets, except MFL and MVF, which are based on average daily net assets, at the following annual rates:

BIE	0.65%
BBK	0.65%
BAF	0.55%
BYM	0.55%
BLE	0.55%
MFL	0.55%
MVF	0.50%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to BIE, BBK, BAF, BYM and BLE, and BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to MFL and MVF. The Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses, with respect to BIE as a percentage of its average weekly net assets of 0.08%. With respect to MFL, the Manager voluntarily agreed to waive its investment advisory fees on the proceeds of Preferred Shares and TOBs that exceed 35% of its total assets minus the sum of its accrued liabilities. For the year ended August 31, 2013, each Trust reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BIE	$73,696
MFL	$489,913

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2013, the amounts waived were as follows:

BIE	$527
BBK	$1,438
BAF	$902
BYM	$2,274
BLE	$2,627
MFL	$6,545
MVF	$6,990

These voluntary waivers may be reduced or discontinued at any time without notice.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2013, the purchase and sale transactions with an affiliated trust in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BIE	—	$740,373
BBK	—	$772,238
BAF	—	$1,876,289
BLE	—	$4,700,000
MFL	—	$8,823,627

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended August 31, 2013 were as follows:

	Purchases	Sales
BIE	$28,849,395	$31,078,619
BBK	$84,286,718	$95,607,598
BAF	$96,353,584	$97,028,259
BYM	$165,755,112	$156,201,420
BLE	$113,089,837	$101,027,992
MFL	$575,205,607	$606,086,741
MVF	$122,749,493	$170,143,514

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences, as of August 31, 2013, amortization and accretion methods on fixed income securities, the characterization of expenses and income recognized from pass-through entities were reclassified to the following accounts:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$(18,564)	$(59,885)	$(48,986)	$(81,263)	$(85,106)	$(16,708)	$(130,706)
Undistributed net investment income	$17,845	$166,156	$47,329	$79,636	$84,706	$13,529	$124,469
Accumulated net realized gain (loss)	$719	$(106,271)	$1,657	$1,627	$400	$3,179	$6,237

74	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 was as follows:

		BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income[1]	8/31/13	$3,137,694	$11,043,650	$7,701,866	$26,255,131	$25,589,833	$35,043,625	$47,946,356
	8/31/12	$3,303,406	11,798,953	8,145,514	25,744,362	24,994,461	35,611,547	47,212,073
Ordinary income[2]	8/31/13	149	772,204	—	410	214,942	2,525	1,054
	8/31/12	—	44,619	—	—	—	—	18,977
Long term capital gains[3]	8/31/13	—	815,068	—	—	—	—	—

Total	8/31/13	$3,137,843	$12,630,922	$7,701,866	$26,255,541	$25,804,775	$35,046,150	$47,947,410

	8/31/12	$3,303,406	$11,843,572	$8,145,514	$25,744,362	$24,994,461	$35,611,547	$47,231,050

[1]	The Trusts designate these amounts paid during the fiscal year ended August 31, 2013, as exempt-interest dividends.
[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]	The Trust designates this amount paid during the fiscal year ended August 31, 2013 as a capital gain dividend.

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$401,462	$2,560,451	$1,430,838	$4,921,818	$5,395,364	$5,987,370	$10,170,502
Undistributed ordinary income	—	447,312	—	—	11,560	—	34,089
Undistributed long-term capital gains	—	509,853	—	—	—	—	—
Capital loss carryforwards	(868,706)	—	—	(11,855,746)	(8,881,562)	(13,598,354)	(19,587,630)
Net unrealized gains (losses)[4]	1,808,008	(3,937,515)	(2,463,309)	(11,941,271)	(16,797,753)	(181,638)	14,811,202
Qualified late-year losses[5]	(967,674)	—	(2,089,616)	(511,102)	—	(16,338,505)	(2,477,322)

Total	$373,090	$(419,899)	$(3,122,087)	$(19,386,301)	$(20,272,391)	$(24,131,127)	$2,950,841

[4]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in TOB Trusts and the deferral of compensation to Trustees.

[5]	The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,	BIE	BYM	BLE	MFL	MVF
2016	—	$3,216,104	—	—	—
2017	—	6,430,212	$2,066,643	$1,863,647	$7,618,622
2018	$150,549	2,209,430	4,366,226	11,734,707	—
2019	718,157	—	2,448,693	—	5,276,524
No expiration date[6]	—	—	—	—	6,692,484

Total	$868,706	$11,855,746	$8,881,562	$13,598,354	$19,587,630

[6]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BIE	$510,855
BAF	$709,003
BYM	$4,188,132
BLE	$2,980,023
MFL	$6,943,699

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BIE	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$63,733,995	$230,670,368	$165,296,975	$501,633,889	$473,936,312	$802,978,168	$799,116,323

Gross unrealized appreciation	$3,430,568	$8,457,867	$5,497,786	$14,861,714	$13,627,249	$23,856,564	$43,070,313
Gross unrealized depreciation	(1,615,929)	(12,339,382)	(7,943,548)	(26,748,342)	(30,307,874)	(23,869,963)	(23,761,331)

Net unrealized appreciation (depreciation)	$1,814,639	$(3,881,515)	$(2,445,762)	$(11,886,628)	$(16,680,625)	$(13,399)	$19,308,982

8. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

ANNUAL REPORT	AUGUST 31, 2013	75

Notes to Financial Statements (continued)

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2013, BIE, BAF and BYM invested a significant portion of their assets in securities in the county/city/special district/school district sectors. BIE, BAF, BYM, BLE, MFL and MVF invested a significant portion of their assets in securities in the transportation sector. BBK and MVF invested a significant portion of their assets in securities in the health sector. BAF, BYM and MFL invested a significant portion of their assets in securities in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, transportation, health and utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a trust.

9. Capital Share Transactions:

Each of BIE, BBK, BAF, BYM and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, including AMPS, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, including AMPS, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2013	Year Ended August 31, 2012
BIE	937	2,729
BBK	15,055	32,815
BAF	2,424	4,717
BYM	30,719	42,891
BLE	40,304	66,755
MFL	45,928	46,224
MVF	361,054	537,279

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BIE and MFL (collectively, the “VRDP Trusts”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

76	ANNUAL REPORT	AUGUST 31, 2013

\

Notes to Financial Statements (continued)

The VRDP Shares outstanding as of the year ended August 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BIE	9/15/11	178	$17,800,000	10/01/41
MFL	6/30/11	2,746	$274,600,000	7/01/41

The VRDP Trusts entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BIE and the liquidity provider was for a 364 day term and was scheduled to expire on September 12, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, BIE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2-year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BIE’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent. The fee agreement between MFL and its liquidity provider was renewed for a 364-day term and is scheduled to expire on June 25, 2014, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Trusts are required to begin to segregate liquid assets with the VRDP Trust’s custodian to fund the redemption. There is no assurance the VRDP Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, VRDP Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for BIE were P1, F1 and A1 and for MFL were P2, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Trusts may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of BIE’s and MFL’s VRDP Shares that were tendered for remarketing during the year ended August 31, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended August 31, 2013 were as follows:

BIE	0.24%
MFL	0.33%

VRDP Shares issued and outstanding remained constant for the year ended August 31, 2013 for BIE and MFL.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in

ANNUAL REPORT	AUGUST 31, 2013	77

Notes to Financial Statements (continued)

a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the year ended August 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BBK	12/16/11	799	$79,900,000	1/02/15
BAF	12/16/11	422	$42,200,000	1/02/15
BYM	12/16/11	1,372	$137,200,000	1/02/15
BLE	12/16/11	1,513	$151,300,000	1/02/15
MVF	12/16/11	2,438	$243,800,000	1/02/15

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended August 31, 2013 were as follows:

BBK	1.13%
BAF	1.13%
BYM	1.13%
BLE	1.13%
MVF	1.13%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended August 31, 2013.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles Supplementary /Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption date listed below, the AMPS of the Trusts failed to clear any of their auctions. A failed auction was not an event of default for the Trusts, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers.

As of August 31, 2013, the Trusts did not have any AMPS outstanding.

During the year ended August 31, 2012, BIE, BBK, BAF, BYM, BLE and MVF announced the following redemptions of AMPS at a price of $25,000

78	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (concluded)

per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BIE	W-7	10/06/11	714	$17,850,000
BBK	T-7	1/11/12	1,598	$39,950,000
	R-7	1/13/12	1,598	$39,950,000
BAF	M-7	1/10/12	1,691	$42,275,000
BYM	M-7	1/10/12	1,830	$45,750,000
	F-7	1/13/12	1,830	$45,750,000
	R-7	1/09/12	1,830	$45,750,000
BLE	M-7	1/10/12	1,513	$37,825,000
	T-7	1/11/12	1,513	$37,825,000
	R-7	1/13/12	1,513	$37,825,000
	F-7	1/12/12	1,513	$37,825,000
MVF	A	1/09/12	1,460	$36,500,000
	B	1/17/12	1,460	$36,500,000
	C	1/23/12	1,460	$36,500,000
	D	1/03/12	1,460	$36,500,000
	E	1/03/12	2,190	$54,750,000
	F	1/11/12	1,723	$43,075,000

BIE financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $17,800,000.

BBK, BAF, BYM, BLE, and MVF financed the AMPS redemptions with proceeds received from the issuance of VMTP Shares as follows:

BBK	$79,900,000
BAF	$42,200,000
BYM	$137,200,000
BLE	$151,300,000
MVF	$243,800,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on October 1, 2013 to Common Shareholders of record on September 16, 2013:

Common Dividend Per Share
BIE	$0.0760
BBK	$0.0785
BAF	$0.0685
BYM	$0.0780
BLE	$0.0850
MFL	$0.0715
MVF	$0.0590

Additionally, the Trusts declared a net investment income dividend on October 1, 2013 payable to Common Shareholders of record on October 16, 2013 for the same amounts noted above.

The dividends declared on VRDP Shares or VMTP Shares for the period September 1, 2013 to September 30, 2013 for the Trusts were as follows:

	Series	Dividends Declared
BIE	W-7	$2,395
BBK	W-7	$69,721
BAF	W-7	$36,824
BYM	W-7	$119,721
BLE	W-7	$132,025
MFL	W-7	$58,832
MVF	W-7	$212,741

ANNUAL REPORT	AUGUST 31, 2013	79

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Municipal Bond Investment Trust,

BlackRock Municipal Bond Trust,

BlackRock Municipal Income Investment Quality Trust,

BlackRock Municipal Income Quality Trust,

BlackRock Municipal Income Trust II, and

BlackRock MuniHoldings Investment Quality Fund,

and to the Shareholders and Board of Directors of

BlackRock MuniVest Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”), as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Municipal Bond Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2013, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2013

80	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BIE, BBK, BAF, BYM, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of each of BBK, BLE and MVF noted that its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of each of BYM and MFL noted that its respective Fund ranked in the first, second and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

The Board of BIE noted that BIE ranked in the third quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of BAF noted that BAF ranked in the third, third and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it measures a blend of total return and yield.

The Board of each of BIE and BAF and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the periods in which the Fund underperformed compared to its Customized Lipper Peer Group Composite. The Board of each of BIE and BAF was informed that, among other things, underperformance is attributed to the Fund’s below market distribution yield for the periods in which BIE and BAF underperformed. The continued challenge going forward for BIE and BAF is seeking ways to increase their yield component. One disadvantage each Fund has versus its Customized Lipper Peer Group Composite is that its investment policies do not allow it to purchase securities that are subject to the alternative minimum tax (“AMT”), which provides peer funds with additional yield.

The Boards of BIE and BAF and BlackRock also discussed BlackRock’s strategy for improving the performance of BIE and BAF and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BIE noted that BIE’s contractual management fee rate ranked in the third quartile relative to BIE’s Expense Peers. The Board of BIE determined that BIE’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by BIE’s Expense Peers. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board of BIE and BlackRock agreed to a continuation of the voluntary advisory fee reduction, which results in savings to shareholders, implemented on June 1, 2012.

The Board of BBK noted that BBK’s contractual management fee rate ranked in the second quartile relative to BBK’s Expense Peers.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Board of each of BAF, BYM, BLE, MFL and MVF noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

84	ANNUAL REPORT	AUGUST 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BIE, BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2013	85

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1988	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

86	ANNUAL REPORT	AUGUST 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31, 2014, when he turns 75.

[2]   Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

[4]   For MFL.

ANNUAL REPORT	AUGUST 31, 2013	87

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[3]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.
[2] For all Trusts except MFL.
[3] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011. Effective September 13, 2013, Ms. Ackerley resigned as Vice President of the Trusts.

88	ANNUAL REPORT	AUGUST 31, 2013

Officers and Trustees (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisors BlackRock Investment Management, LLC[1] Princeton, NJ 08540 BlackRock Financial Management, Inc.[2] New York, NY 10055	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110 Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021

VRDP Tender and Paying
Agent and VMTP Redemption
and Paying Agent

The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Providers

Bank of America, N.A.[3]

New York, NY 10036

Barclays Bank PLC[4]

New York, NY 10019

VRDP Remarketing Agents

Merrill Lynch, Pierce,

Fenner & Smith Incorporated[3]

New York, NY 10036

Barclays Capital Inc.[4]

New York, NY 10019

		Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

[1] For MFL and MVF. [2] For BIE, BBK, BAF, BYM and BLE. [3] For MFL. [4] For BIE.

ANNUAL REPORT	AUGUST 31, 2013	89

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BYM	20,760,349	822,159	0	20,565,941	1,016,567	0	20,954,966	627,542	0
BAF	7,064,003	421,715	0	7,055,262	430,456	0	7,063,958	421,760	0
BBK	9,389,524	193,733	0	9,235,871	347,386	0	9,388,772	194,485	0
BIE	2,747,817	25,035	0	2,710,817	62,035	0	2,747,817	25,035	0
BLE	17,761,124	580,120	0	17,705,230	636,014	0	17,816,634	524,610	0
	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BYM	20,920,300	662,208	0
BAF	7,042,157	443,561	0
BBK	9,372,598	210,659	0
BIE	2,747,817	25,035	0
BLE	17,779,611	561,633	0
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	32,664,150	466,024	0	32,643,968	486,206	0	32,612,268	517,906	0
MVF	54,636,644	2,842,098	0	54,657,002	2,821,740	0	54,651,052	2,827,690	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	32,548,709	581,465	0	32,598,018	532,156	0
MVF	2,438	0	0	54,326,769	3,151,973	0	54,580,429	2,898,313	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	32,644,521	485,653	0	32,635,778	494,396	0	32,632,694	497,480	0
MVF	54,682,130	2,796,612	0	54,632,888	2,845,854	0	54,294,122	3,184,620	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MFL	2,746	0	0	32,662,298	467,876	0
MVF	2,438	0	0	54,517,284	2,961,458	0

[1]	Voted on by holders of Preferred Shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

90	ANNUAL REPORT	AUGUST 31, 2013

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Trust.

Dividend Policy

Each Trusts’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BYM, BAF and BIE on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BYM, BAF and BIE as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to BYM, BAF and BIE and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by BYM, BAF and BIE as a result of the prior redemptions and injunctive relief preventing BYM, BAF and BIE from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, BAF. However, the Consolidated Shareholder Derivative Complaint did not include either BIE or BYM as a nominal defendant. Defendants, including BAF, moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised defendants that they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Shareholder Derivative Complaint without prejudice, subject to the approval of the court. The court dismissed the case without prejudice on June 17, 2013.

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MFL on August 3, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of MFL as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to MFL and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by MFL as a result of the prior redemptions and injunctive relief preventing MFL from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint as to, among others, MFL. Defendants, including MFL, moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised defendants that they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Shareholder Derivative Complaint without prejudice, subject to the approval of the court. The court dismissed the case without prejudice on June 17, 2013.

ANNUAL REPORT	AUGUST 31, 2013	91

Additional Information (continued)

General Information (continued)

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On June 7, 2013, the Board approved an amendment to MVF’s non-fundamental investment policies, which permitted MVF to invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Effective July 1, 2013, MVF no longer restricts its investments to long-term municipal obligations that are rated investment grade at time of purchase; instead MVF may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Below investment grade quality are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, though high yielding, are characterized by high risk and subject to greater market fluctuations than certain lower yielding, higher rated securities. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Below investment grade securities may also be less liquid than higher rated securities and more susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

92	ANNUAL REPORT	AUGUST 31, 2013

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT	AUGUST 31, 2013	93

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	ANNUAL REPORT	AUGUST 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-7-8/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Bond Trust	$30,763	$30,500	$0	$5,500	$10,900	$10,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Bond Trust	$10,900	$16,400

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2013.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of August 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	12	0	0	0	0	0
	$3.31 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$22.73 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$22.73 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Timothy Browse	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification).
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard

& Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Trust

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Trust

Date: November 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Trust

Date: November 4, 2013